                                  SCHEDULE 14A
                                 (RULE 14A-101)

                  INFORMATION REQUIRED IN THE PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

__________________________________VIATEL, INC.__________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies: N/A
           (2)  Aggregate number of securities to which transaction
                applies: N/A
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
           (4)  Proposed maximum aggregate value of transaction: N/A
           (5)  Total fee paid: N/A

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid: N/A
           (2)  Form, Schedule or Registration Statement no.: N/A
           (3)  Filing Party: N/A
           (4)  Date Filed: N/A

[LOGO]

                                                                   July 31, 2000

Dear Fellow Stockholder:

    You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Viatel, Inc., which will be held on Wednesday, September 13, 2000, in the Whitney Room at the Hotel Inter-Continental, 111 East 48th Street, New York, New York 10017, at 10:00 a.m., local time. Doors to the meeting will open at 9:30 a.m.

    The business to be considered and voted upon at the meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

    Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, after reading the enclosed Notice and Proxy Statement, please sign, date and return the enclosed proxy card in the postage-paid envelope provided.

    I thank you for your continued support of our Company.

                                          Sincerely,

                                        /s/ Michael J. Mahoney

                                          Michael J. Mahoney
                                          CHAIRMAN OF THE BOARD
                                          AND CHIEF EXECUTIVE OFFICER

                                  VIATEL, INC.
                                685 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2000
                            ------------------------

To the Stockholders of Viatel, Inc.:

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the stockholders of Viatel, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, September 13, 2000, in the Whitney Room at the Hotel Inter-Continental, 111 East 48th Street, New York, New York 10017, at 10:00 a.m., local time, for the following purposes:

    1. To elect three Class A directors to hold office until the 2003 Annual Meeting of Stockholders;

    2.  To approve the Company's 2000 Stock Incentive Plan;

    3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock available for future issuance by the Company;

    4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock available for future issuance by the Company;

    5.  To approve the Company's Employee Stock Purchase Plan (the "ESPP");

    6. To ratify the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2000; and

    7. To transact such other business as may properly be presented at the 2000 Annual Meeting and at any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on July 25, 2000 as the record date for the purpose of determining stockholders who are entitled to notice of, and to vote at, the 2000 Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available during normal business hours at the Company's office, 685 Third Avenue, New York, New York 10017, for the ten days before the meeting, for inspection by any stockholder for any purpose germane to the meeting.

                                          By Order of the Board of Directors,

                                          /s/ James P. Prenetta

                                          James P. Prenetta
                                          SECRETARY

New York, New York
July 31, 2000

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2000 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                                  VIATEL, INC.
                                685 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    This Proxy Statement is being furnished to stockholders of Viatel, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") from holders of the outstanding shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held on Wednesday, September 13, 2000, in the Whitney Room at the Hotel Inter-Continental, 111 East 48th Street, New York, New York 10017, at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth herein.

    Only holders of record of Common Stock as of the close of business on
July 25, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of
business on such date, the Company had       outstanding shares of Common Stock
and 162,500 shares of Series B-1 cumulative convertible preferred stock entitled to vote. The 162,500 shares of Series B-1 cumulative convertible preferred stock
are currently convertible into an aggregate of       shares of Common Stock. The
Series B-1 preferred stock is entitled to vote, on an as converted basis, on all matters that the holders of Common Stock are entitled to vote upon. Holders of Common Stock and Series B-1 preferred stock may not cumulate their votes for the election of directors. Shares of Common Stock and Series B-1 preferred stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SHARES REPRESENTED BY PROXY WILL BE VOTED:

    - "FOR" THE ELECTION, AS DIRECTORS OF THE COMPANY, OF THE THREE NOMINEES NAMED IN THE PROXY TO SERVE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS,

    - "FOR" THE ADOPTION OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN,

    - "FOR" THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION") TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE,

    - "FOR" THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF PREFERRED STOCK AVAILABLE FOR FUTURE ISSUANCE,

    - "FOR" THE ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN (THE "ESPP"),

    - "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL YEAR 2000 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER WHICH MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

    The Proxy Statement and the accompanying proxy card are being mailed to Company stockholders on or about July 31, 2000.

    Any holder of Common Stock giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or
(iii) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke the proxy. All written notices of revocation of proxies should be addressed to the Company's principal executive office as follows: Viatel, Inc., 685 Third Avenue, New York, New York 10017, Attention: James P. Prenetta, Secretary.

                                 REQUIRED VOTE

    Assuming the presence of a quorum at the Annual Meeting:

    - the affirmative vote of a plurality of the votes cast at the meeting either in person or by proxy is required for the election of the three director nominees listed below;

    - the affirmative vote of a majority of the votes cast at the meeting is required:

       -  to approve the Company's 2000 Stock Option Plan;

       -  to approve the ESPP; and

       - to confirm the selection of KPMG LLP as the Company's independent auditors for fiscal year 2000; and

    - the affirmative vote of the holders of a majority of the total outstanding shares entitled to vote is required:

       - to approve the amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 300,000,000 shares; and

       - to approve the amendment to the Certificate of Incorporation to increase the authorized number of shares of preferred stock of the Company to 4,000,000.

Votes shall be counted by one or more employees of the Company's transfer agent who shall serve as the inspector of election. The inspector of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting to determine a quorum, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Of the matters to be voted on at the meeting, broker nominees do not have discretionary authority to vote on the proposal to approve the Company's 2000 Stock Incentive Plan, the proposal to amend the Certificate of Incorporation to change the authorized preferred shares of the Company to 4,000,000 shares, or the proposal to approve the ESPP.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

    The number of directors of the Company, as determined by the Board, is ten. The Board consists of three classes: Class A, Class B and Class C. One of the three classes, comprising one-third of the Company's directors, is elected each year to succeed the directors whose terms are expiring. In connection with our March 2000 private placement of shares of preferred stock, certain holders of these shares were granted the right to elect, as a class, one director to the Board. This director, John Muse, has been elected as a Class C director. See "Certain Transactions." Directors hold office until the annual meeting for the year in which their terms expire and until their successors are elected and qualified unless, prior to that date, they have resigned, retired or otherwise left office. In accordance with the Certificate of Incorporation, Class A directors are to be elected at the Annual Meeting, Class B directors are to be elected at the Company's 2001 Annual Meeting of Stockholders and Class C directors are to be elected at the Company's 2002 Annual Meeting.

    At the Annual Meeting, three Class A directors are to be elected to the Board, each to serve until the Company's Annual Meeting to be held in 2003. The nominees for election at the Annual Meeting are Sheldon M. Goldman, William C. Murphy and Allan L. Shaw. Each nominee is presently a director of the Company. If any nominee is unable or unwilling to serve as a director, proxies may be voted for a substitute nominee designated by the present Board. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director.

    The following table sets forth the name and age (as of the date of the Annual Meeting) of the directors, the class to which each director has been nominated for election or elected, their principal occupations at present, the positions and offices, if any, held by each director with the Company in addition to the position as a director, and the period during which each has served as a director of the Company.

                                                                                                     SERVED AS A
NAME                                          AGE            PRINCIPAL OCCUPATION -- POSITION HELD  DIRECTOR SINCE
----                                  --------------------   -------------------------------------  --------------
CLASS A -- 2000

Sheldon M. Goldman..................                    40   Executive Vice President, Corporate         1999
                                                             Development

William C. Murphy...................                    46   President                                   2000

Allan L. Shaw.......................                    36   Chief Financial Officer                     1996

CLASS B -- 2001

Francis J. Mount....................                    58   Chief Technology Officer                    1998

Paul G. Pizzani.....................                    40   Partner, eVentures LLC                      1996

Edward C. Schmults..................                    69   Lawyer                                      1999

CLASS C -- 2002

John G. Graham......................                    62   President and Chief Operating Officer       1998
                                                             of Utilities Mutual Insurance Company

Michael J. Mahoney..................                    41   Chairman of the Board and Chief             1995
                                                             Executive Officer

John R. Muse........................                    49   Managing Director and Principal of          2000
                                                             Hicks, Muse, Tate & Furst

Alfred West.........................                    39   Vice Chairman of the Board                  1999

CLASS A DIRECTORS

    SHELDON M. GOLDMAN. Mr. Goldman has served as a director of the Company since December 1999 and as its Executive Vice President, Corporate Development since January 2000. From August 1999 to January 2000, Mr. Goldman served as Senior Vice President, Business and Legal Affairs of the Company. Prior to becoming Senior Vice President, Business and Legal Affairs, Mr. Goldman served as Senior Vice President, Business Affairs and General Counsel from December 1997 to August 1999. Prior to becoming Senior Vice President, Business Affairs and General Counsel, Mr. Goldman served as Vice President, Business and Legal Affairs from December 1996 to December 1997 and as United States General Counsel of the Company from April 1996 to December 1996. From January 1987 to
March 1996, Mr. Goldman was associated with the law firm of Wien, Malkin & Bettex. Since March 1996, Mr. Goldman has been Of Counsel to the law firm of Brief Kesselman Knapp & Schulman, LLP.

    WILLIAM C. MURPHY. Mr. Murphy has served as a director of the Company since March 2000 and as its President since February 2000. From 1988 to January 2000, Mr. Murphy was employed by British Telecom, most recently as its Director of Customer Service, Sales and Marketing, United Kingdom Corporate Clients Business Division. Before joining British Telecom, Mr. Murphy worked for ITT WorldCom for eight years.

    ALLAN L. SHAW. Mr. Shaw has served as a director of the Company since June 1996 and as its Chief Financial Officer since January 1996. Mr. Shaw served as the Company's Treasurer from September 1996 to April 1998 and served as its Corporate Controller from November 1994 to December 1995. From August 1987 to November 1994, Mr. Shaw was employed by Deloitte & Touche LLP, most recently as a Manager. Mr. Shaw is a Certified Public Accountant and a member of the American Institute, United Kingdom Society and New York State Society of Certified Public Accountants.

CLASS B DIRECTORS

    FRANCIS J. MOUNT. Mr. Mount has served as a director of the Company since June 1998 and as its Chief Technology Officer since March 2000. Prior to becoming Chief Technology Officer of the Company, Mr. Mount served as Senior Vice President, Engineering and Network Operations from December 1997 to March 2000. Prior to joining the Company, Mr. Mount was Senior Vice President, Business Initiatives of Primus Telecommunications Group from October 1997 to December 1997, responsible for Internet telephony, European operations and network quality. From June 1997 to October 1997, Mr. Mount was Executive Vice President and Chief Operating Officer of Telepassport, Inc. and was Vice President and Chief Operating Officer of Telepassport, Inc. from January 1996 to June 1997. From 1990 to January 1996, Mr. Mount was employed by MCI, most recently as Director, Global Technical Services, responsible for international development, alliance management and all technical operations and services outside the United States, including the construction and maintenance of large networks such as Hyperstream, "Concert" and private networks for large accounts such as J.P. Morgan, Procter and Gamble and I.B.M. From March 1967 to December 1989, Mr. Mount was employed by AT&T in various positions.

    PAUL G. PIZZANI. Mr. Pizzani has served as a director of the Company since April 1996. Mr. Pizzani is currently a partner at eVentures LLC. From November 1997 to March 1999, Mr. Pizzani served as a Managing Director of Wasserstein Perella Emerging Markets L.P. where he had been employed since November 1997. Prior to November 1997, Mr. Pizzani was associated with COMSAT Corporation and its subsidiaries in various capacities from November 1985 to October 1997, most recently as Treasurer.

    EDWARD C. SCHMULTS. Mr. Schmults has served as a director of the Company since December 1999 and was a director of Destia Communications, Inc. ("Destia") prior to its acquisition by the Company. Mr. Schmults served as Senior Vice President and General Counsel of GTE Corporation from February 1984 to June 1994. Mr. Schmults has held various positions in government, including Deputy Attorney General of the United States and Under Secretary of the U.S. Treasury Department. Mr. Schmults was a partner with White & Case, a law firm in New York City. Mr. Schmults is a Director of Greenpoint Financial Corp., The Germany Fund, The Central European Equity Fund and BT Insurance Funds, Inc. Mr. Schmults is also Chairman of the Board of Trustees of The Edna McConnell Clark Foundation, a charitable foundation.

CLASS C DIRECTORS

    JOHN G. GRAHAM. Mr. Graham has served as a director of the Company since June 1998. Mr. Graham has been the President and Chief Operating Officer of Utilities Mutual Insurance Company since May 1, 1999, a position he assumed following his retirement from GPU Service, Inc. From December 1998 to May 1999, Mr. Graham was an Executive Vice President of GPU Service, Inc. and from 1987 to December 1998, was Senior Vice President and Chief Financial Officer of
GPU, Inc., a domestic and international electric utility and independent power generation company. Mr Graham was employed by GPU in various other capacities from 1976 to 1987. From 1970 to 1976, Mr. Graham was a Partner in the law firm of Ruprecht and Graham, Newark, New Jersey. From 1993 to 1997, Mr. Graham served as a Director and Chairman of the Audit Committee of Edisto Resources, Inc., which was engaged in the exploration, production and marketing of natural gas and oil.

    MICHAEL J. MAHONEY. Mr. Mahoney has served as a director of the Company since 1995 and as Chairman of the Board since September 1998. Mr. Mahoney has served as Chief Executive Officer of the Company since September 1997. Mr. Mahoney was also the Company's President from September 1996 to February 2000, Chief Operating Officer from September 1996 to September 1997, Executive Vice President, Operations and Technology from July 1994 to September 1996 and Managing Director, Intercontinental from January 1996 to September 1996. From August 1990 to June 1994, Mr. Mahoney was employed by SITEL Corporation, a teleservices company, most recently as President, Information Services Group. From August 1987 to August 1990, Mr. Mahoney was employed by URIX Corporation, a manufacturer of telecommunications hardware and software, in a variety of sales and marketing positions. Mr. Mahoney also serves as a director of Sonus Communications, Inc., and as a director of several private corporations.

    JOHN R. MUSE. Mr. Muse has served as a Director of the Company since March 2000. Mr. Muse is a Managing Director and Principal of Hicks, Muse, Tate & Furst, a private investment firm. Before joining Hicks Muse in 1989, Mr. Muse was with Prudential Securities, heading its investment/merchant banking activities for the Southwest region of the United States. Prior to joining Prudential Securities, from 1980 to 1984 Mr. Muse served as a Senior Vice President and Director of Schneider, Bemet & Hickman, Inc. and was responsible for its investment banking activities. Mr. Muse serves as a director of International Home Foods and of several portfolio companies in which Hicks Muse has invested, including Arena Brands Holding Corp., Arnold Palmer Golf Management Co., Glass's Information Services, Olympus Real Estate 4 Corporation, Regal Cinemas, Inc., Sunrise Television Corp. and Suiza Foods Corporation.
Mr. Muse also serves as a director of the Southern Methodist University
Edwin L. Cox School of Business.

    ALFRED WEST. Mr. West has served as Vice Chairman of the Board since December 1999. Prior to the Company's acquisition of Destia in December 1999, Mr. West served as Destia's Chairman of the Board and Chief Executive Officer from its founding in 1992. Prior to founding Destia, Mr. West managed a family-owned textile trading company.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF SHELDON M. GOLDMAN, WILLIAM C. MURPHY AND ALLAN L. SHAW, AS CLASS A DIRECTORS.

                   GENERAL INFORMATION RELATING TO THE BOARD

THE BOARD

    The business and affairs of the Company are managed by the Board. To assist it in carrying out its duties, the Board has delegated certain authority to three committees. The Board held five meetings in 1999. Each member of the Board attended at least 75% of the aggregate meetings of the Board and the committees thereof of which he was a member during 1999.

COMMITTEES OF THE BOARD

    During 1999, the standing committees of the Board consisted of an Audit Committee, a Compensation Committee and a Directors Committee. The Company's By-laws provide, in general, that if a stockholder intends to propose business or make a nomination for the election of directors at an annual meeting, the Company must receive notice of such intention at least 120 days prior to the first anniversary of the preceding year's annual meeting. If the date of the meeting is changed more than 30 days from the prior anniversary date, notice must be delivered ten days following the day on which notice of the annual meeting is first mailed to stockholders. The notice must include all information relating to the proposed nominee required by the Securities and Exchange Commission (the "Commission") to be disclosed in solicitations of proxies for election of directors or, in the case of a proposal, a brief description of the proposal, and any material interest of the stockholder in the proposal. The notice must also include (i) the name and address of the stockholder giving the notice and any other stockholders known by such stockholder to be supporting the nominees or proposal and (ii) the class and number of shares of the Company that are owned beneficially by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee or proposal. The foregoing is only a summary of detailed provisions of the By-laws and is qualified by reference to the text thereof.

    During 1999, the Audit Committee, which consisted of Messrs. Graham and Pizzani, held one meeting. The Audit Committee's primary duties and responsibilities are to (i) monitor the integrity of the Company's financial reporting process and systems of internal controls regarding financial, accounting, and legal compliance; (ii) monitor the independence and performance of the Company's independent auditors and internal auditing department, if any; and (iii) provide an avenue of communications among the Company's independent auditors, management, internal auditing department, if any, and the Board. The Audit Committee also recommends to the Board the firm of independent public accountants to audit the Company's financial statements, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of internal controls and audit procedures of the Company and reviews the nonaudit services to be performed by the independent accountants.

    During 1999, the Compensation Committee, which consisted of Messrs. Graham, Pizzani and Mahoney, held two meetings. The Compensation Committee reviews general policy matters relating to compensation and benefits of employees and officers of the Company and administers the Stock Incentive Plans (as hereinafter defined) and the ESPP.

    During 1999, the Directors Committee, which consisted of Messrs. Graham, Mahoney, Pizzani and Shaw, held no meetings. The Directors Committee searches for and interviews prospective directors, makes recommendations to the Board regarding the size of the Board and candidates to fill any vacancies, including vacancies created by reason of an increase in the size of the Board, and nominates candidates for election to the Board. Any recommendations by stockholders should be submitted in writing to the Secretary of the Company in compliance with the notice requirements described above. Such recommendations should be sent to the Company at 685 Third Avenue, New York, New York 10017,
Attention: Secretary.

COMPENSATION OF DIRECTORS

    The Company pays an annual fee to non-employee directors consisting of $15,000 in cash, paid in quarterly installments, $15,000 in shares of restricted Common Stock, and 1,000 options to purchase shares of Common Stock. In addition, non-employee directors also receive $1,200 for each Board meeting attended and held separately and $600 for each Board meeting or committee meeting participated in by telephone. Directors who are employees of the Company are not separately compensated for serving on the Board. All directors are reimbursed for out-of-pocket expenses incurred in attending Board and committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to the Company's chief executive officer during 1999, and the Company's other four most highly compensated executive officers during 1999 whose aggregate cash and cash equivalent compensation exceeded $100,000.

                                                 ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                        --------------------------------------   -------------------------
                                                                     OTHER
                                                                     ANNUAL       RESTRICTED    SECURITIES          ALL
                                                                  COMPENSATION      STOCK       UNDERLYING         OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY($)   BONUS($)(1)      ($)(2)      AWARDS($)(3)   OPTIONS(#)    COMPENSATION(4)
---------------------------  --------   ---------   -----------   ------------   ------------   ----------   -----------------
Michael J. Mahoney,......      1999     $367,833      $425,000         (2)        $2,351,939      90,474     $          10,000
  President and Chief          1998      289,583       260,000          --                --     360,771                10,000
  Executive Officer            1997      212,500       125,000          --                --          --                 9,500

Allan L. Shaw,...........      1999      231,750       252,000         (2)           864,596      42,642                10,000
  Senior Vice President,       1998      172,917       107,500          --                --     195,019                10,000
  Finance and Chief            1997      140,000        60,000          --                --      60,666                 8,400
  Financial Officer

Lawrence G. Malone,......      1999      232,850       245,000         (2)           864,596      42,642                10,000
  Senior Vice President,       1998      155,833       110,000          --                --     138,140                 9,350
  Global Sales and Mar-        1997      141,750        35,588          --                --      73,533                 8,505
  keting

Sheldon M. Goldman,......      1999      238,325       257,200         (2)           864,596      42,642                10,000
  Senior Vice President,       1998      182,917       112,000          --                --     162,500                10,000
  Business and Legal           1997      143,750        60,000          --                --      40,200                 9,000
  Affairs

Francis J. Mount(5),.....      1999      228,417       250,000         (2)           864,596      42,642                10,000
  Senior Vice President,       1998      175,000       107,500          --                --     122,500                10,000
  Engineering and Network
  Operations

------------------------

(1) Includes the following amounts for Messrs. Mahoney, Shaw, Malone, Goldman and Mount taken in the form of shares of restricted Common Stock, $39,000, $55,200, $43,720, $51,440 and $50,000, respectively.

(2) The aggregate value of the perquisites and other personal benefits received by each executive named in the foregoing table has not been reported because such amount was below the Commission's reporting threshold.

(3) Calculated based on a value of $53.625, the fair market value of the Common Stock on December 31, 1999. The stock performance criteria associated with these shares vested on March 29, 2000 when the

    Common Stock traded at or above $60 per share for a twenty (20) consecutive business day period. These shares remain subject to a minimum two year employment requirement but would vest upon a change of control or a termination of the named executive without cause.

(4) Represents matching contributions under the Company's 401(k) plan.

(5) Mr. Mount began his employment with the Company in December 1997.

STOCK OPTION GRANTS

    The following table sets forth information regarding the Company's grant of stock options during the fiscal year ended December 31, 1999 to each of the executives named in the summary compensation table. No stock appreciation rights were granted during 1999.

                             OPTION GRANTS IN 1999

                                                  INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE VALUE
                             -----------------------------------------------------------       AT ASSUMED ANNUAL
                              NUMBER OF         PERCENT OF                                    RATES OF STOCK PRICE
                             SECURITIES        TOTAL OPTIONS                                    APPRECIATION FOR
                             UNDERLYING         GRANTED TO       EXERCISE                       OPTION TERM (3)
                               OPTIONS         EMPLOYEES IN       PRICE       EXPIRATION   --------------------------
NAME                         GRANTED (#)         1999 (1)      ($/SHARE)(2)      DATE         (5%)           (10%)
----                         -----------       -------------   ------------   ----------   -----------    -----------
Michael J. Mahoney.........   52,278(4)(5)          6.2%         $ 22.875      01/01/09    $  752,071     $1,905,899
                              38,196(4)(6)          4.6            43.00       06/01/09     1,032,820      2,617,572

Allan L. Shaw..............   38,519(4)(5)          4.6            22.875      01/01/09       554,137      1,392,511
                               4,123(4)(6)          0.5            43.00       06/01/09       111,486        287,549

Lawrence G. Malone.........   38,519(4)(5)          4.6            22.875      01/01/09       554,139      1,392,511
                               4,123(4)(6)          0.5            43.00       06/01/09       111,436        284,549

Sheldon M. Goldman.........   38,519(4)(5)          4.6            22.875      01/01/09       554,174      1,392,511
                               4,123(4)(6)          0.5            43.00       06/01/09       111,486        289,549

Francis J. Mount...........   38,519(4)(5)          4.6            22.875      01/01/09       554,139      1,392,511
                               4,123(4)(6)          0.5            43.00       06/01/09       111,486        289,549

------------------------

(1) The Company granted options to purchase a total of 837,709 shares of Common Stock during 1999.

(2) The exercise price was equal to the fair market value of the shares of Common Stock underlying the options on the grant date.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Common Stock over the term of the options. These assumptions are based on rules promulgated by the Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, on the stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(4) Each of these options vests upon a change in control of the Company. See "--Employment Agreements."

(5) These options vested and became exercisable as to 33.34% on January 1, 2000 and the remainder will vest and become exercisable on each successive anniversary date thereafter to the extent of 33.33%.

(6) These options vested and became exercisable as to 33.34% on June 1, 2000 and the remainder will vest and become exercisable on each successive anniversary date thereafter to the extent of 33.33%.

YEAR-END OPTION VALUES

    The following table sets forth information regarding the number and year-end value of unexercised options held at December 31, 1999 by each of the executives named in the summary compensation table. No stock appreciation rights were exercised by these executives during 1999.

                       FISCAL 1999 YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            SHARES                          UNDERLYING UNEXERCISED            "IN-THE-MONEY"
                           ACQUIRED                            OPTIONS AT FISCAL             OPTIONS AT FISCAL
                              ON           VALUE                 YEAR-END (#)                  YEAR-END ($)
NAME                     EXERCISE (#)   REALIZED ($)       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE (1)
----                     ------------   ------------       -------------------------   -----------------------------
Michael J. Mahoney.....         --               --              308,089/368,470          $15,436,113/$14,654,551
Allan L. Shaw..........     20,000       $852,500(2)             131,127/197,866              6,030,293/8,410,111
                             6,000        276,750(5)
Lawrence G. Malone.....     20,000        835,500(2)             113,409/164,239              5,257,128/6,869,187
Sheldon M. Goldman.....     19,999        757,962(3)              75,976/169,367              3,505,237/7,165,441
Francis J. Mount.......     13,333        593,319(4)              15,590/126,558                714,530/5,208,790
                             3,667        161,348(4)
                             6,000        276,750(5)

------------------------

(1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $53.625 per share, the fair market value of the Common Stock issuable upon exercise of options at December 31, 1999 and the exercise price of the option, multiplied by the applicable number of options.

(2) The amount set forth represents the difference between $47.625 per share, the fair market value of the Common Stock issuable upon exercise of these options at June 23, 1999, and the exercise price of the option, multiplied by the applicable number of options.

(3) The amounts set forth represent the difference between $43.750 per share, the fair market value of the Common Stock issuable upon exercise of these options at June 22, 1999, and the exercise price of the option, multiplied by the applicable number of options.

(4) The amounts set forth represent the difference between $49.50 per share, the fair market value of the Common Stock issuable upon exercise of these options at June 7, 1999, and the exercise price of the option, multiplied by the applicable number of options.

(5) The amount set forth represents the difference between $51.625 per share, the fair market value of the Common Stock issuable upon exercise of these options at June 24, 1999, and the exercise price of the option, multiplied by the applicable number of options.

EMPLOYMENT AGREEMENTS

    The Company has employment agreements with Messrs. Mahoney, Shaw and Goldman, pursuant to which Mr. Mahoney serves as the Company's Chief Executive Officer, Mr. Shaw serves as the Company's Chief Financial Officer and
Mr. Goldman serves as the Company's Executive Vice President, Corporate Development. In addition, the Company has employment agreements with Alfred West, William Murphy, Lawrence Malone and Francis Mount, pursuant to which Mr. West serves as Vice Chairman of the Board, Mr. Murphy serves as President, Mr. Malone serves as Executive Vice President, Wholesale Sales and Marketing and Mr. Mount serves as the Company's Chief Technology Officer. The term of the Mahoney employment agreement extends for a period of three years, and the term of the employment agreement of each of Messrs. Shaw, Goldman, West, Murphy, Malone and Mount extends for a period of two years, in each case unless earlier terminated in accordance with the terms of the respective agreement. Pursuant to their respective employment agreement, Mr. Mahoney is entitled to receive an annual base salary of $450,000 (subject to certain adjustments), Mr. West is entitled to receive an annual base salary of $400,000, Mr. Murphy is entitled to receive an annual base salary of $395,000, Mr. Shaw is entitled to receive an annual base salary of $299,000, Mr. Goldman is entitled to receive an annual base salary of $304,200 and

Messrs. Malone and Mount are each entitled to receive an annual base salary of $250,000, subject, in each case, to increases approved from time to time by the compensation committee of the Board in its sole discretion. In addition, Mr. Mahoney's agreement provides for an annual cash bonus payment equal to 100% of his base salary, Mr. West's agreement provides for an annual cash bonus payment equal to 90% of his base salary, Mr. Murphy's agreement provides for an annual cash bonus payment equal to 85% of his base salary and each of Messrs. Shaw's, Goldman's, Mount's and Malone's employment agreement provides for an annual cash bonus payment equal to 80% of their base salary, in each case multiplied by a bonus multiple ranging from 0.6 to 2.0 determined based upon a comparison of actual versus budgeted EBITDA and revenue figures. Each of these employment agreements also (1) provides that the executive is entitled to receive annual grants of stock options or restricted stock in amounts to be determined by the Board (or any committee thereof) in its sole and absolute discretion, except that Mr. West is entitled to receive a minimum of 20,000 shares of restricted stock with respect to each of calendar years 2000 and 2001,
(2) provides that following a change in control (as defined therein), the Company will be obligated to pay the executive an amount equal to the severance amount (as defined therein), together, in the case of Messrs. Mahoney, Murphy, Shaw, Goldman, Mount and Malone, any applicable excise tax gross up on such amount if the executive's employment is terminated, and (3) with respect to each executive, includes a non-competition and non-solicitation covenant.

    For purposes of each of the foregoing employment agreements, "change in control" is defined to mean such time as (1) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act) of more than 50% of the total voting power of the Company's then outstanding voting stock on a fully diluted basis or
(2) individuals who at the beginning of any period of two consecutive calendar years constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board then still in office who either were members of the Board at the beginning of this period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board then in office.

STOCK INCENTIVE PLANS

    The Company has adopted an Amended Stock Incentive Plan (the "Stock Incentive Plan"), the Amended and Restated 1999 Flexible Incentive Plan (the "1999 Flexible Incentive Plan") (previously a Destia plan) and the Amended and Restated 1996 Flexible Incentive Plan (previously a Destia plan) (the "1996 Flexible Incentive Plan," and collectively with the Stock Incentive Plan and the 1999 Flexible Incentive Plan, the "Plans"). Pursuant to the Plans, "non-qualified" stock options to acquire shares of Common Stock may be granted to the Company's employees, directors and consultants and "incentive" stock options to acquire shares of Common Stock may be granted to the Company's employees, including employee-directors. The Plans also provide for the grant of stock appreciation rights and shares of restricted Common Stock to the Company's employees, directors and consultants.

    The Plans are currently administered by the compensation committee of the Board. The Stock Incentive Plan allows for the issuance of up to 5,300,000 shares of Common Stock. The 1999 Flexible Incentive Plan allows for the issuance of up to 2,670,000 shares of Common Stock, provided, however, that no individual may receive awards of more than 445,000 shares of Common Stock in any calendar year. The 1996 Flexible Incentive Plan allows for the issuance of up to 2,447,500 shares of Common Stock, of which 2,336,250 shares may be in the form of voting stock and 111,250 shares may be in the form of non-voting stock. As a result of the Company's acquisition of Destia, virtually all options granted by Destia prior to the merger under either the 1999 Flexible Incentive Plan and the 1996 Flexible Incentive Plan vested and became exercisable. Any options granted under the 1999 Flexible Incentive Plan and the 1996 Flexible Incentive Plan after the Company's acquisition of Destia will be subject to accelerated vesting only as described below. Under the Plans, the option price of any incentive stock option may not be less than the fair market value of a share of Common Stock on the date on which the option is granted. The option price of a non-qualified stock option may be less than the fair market value on the date the non-qualified stock option is granted if the Board so determines. An incentive stock option may not be granted to a "ten percent stockholder" (as that term is defined in Section 422A of the Internal Revenue Code) unless the exercise price is at least 110.0% of the fair market value of the Common Stock and the term of the option may not exceed five years from the date of grant. Each option granted pursuant to the Plans is evidenced by a written agreement, which contains the terms, provisions and conditions of the grant. Stock options may not be assigned or transferred during the lifetime of the holder except as may be required by law or pursuant to a qualified domestic relations order. Common Stock subject to a restricted stock purchase or bonus agreement is transferable only as provided in that agreement. The maximum term of each stock option granted to persons other than ten percent stockholders is ten years from the date of grant.

    For options to qualify as incentive stock options, the aggregate fair market value, determined on the date of grant, of the shares with respect to which the incentive stock options are exercisable for the first time by the grantee during any calendar year may not exceed $100,000. Payment by option holders upon exercise of an option may be made in cash or, with the consent of the Board, in whole or in part,

    -  with shares of Common Stock,

    - by irrevocable direction to an approved securities broker to sell shares and deliver all or a portion of the proceeds to the Company,

    - by delivery of a promissory note with any provisions that the Board determines appropriate, or

    -  in any combination of these three possibilities.

    In addition, the Board, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised stock option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the shares of Common Stock subject to the stock option and the aggregate option price per share of such Common Stock. In the discretion of the Board, this payment may be made in cash, shares of Common Stock with a fair market value on the date of surrender equal to the payment amount or a combination of the two.

    The Plans provide that outstanding options, restricted shares of Common Stock or stock appreciation rights vest in their entirety and become exercisable, or with respect to restricted Common Stock, are released from restrictions on transfer and repurchase rights, in the event of a "corporate transaction," unless assumed by the successor corporation. For purposes of the Plans, a corporate transaction includes any of the following stockholder-approved transactions to which the Company is a party:

    - a merger or consolidation in which the Company is not the surviving entity, other than a transaction the principal purpose of which is to change the state of the Company's incorporation, or a transaction in which the Company's stockholders immediately prior to the merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than 50.0% of the total voting power of that entity immediately after the transaction,

    - the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to the sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than 50.0% of the total voting power of that entity immediately after the transaction, or

    - any reverse merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to the merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than 50.0% of the total voting power of the Company immediately after the transaction.

    At the Annual Meeting, the Company is soliciting stockholder approval for a new stock incentive plan. For details regarding the proposed plan, see Proposal number 2 and Annex A.

EMPLOYEE STOCK PURCHASE PLAN

    The Company adopted the ESPP in December 1999 and implemented this plan as of July 1, 2000.

    Under the ESPP, eligible employees are permitted to invest up to 20% of their base salary in shares of Common Stock. The amounts deducted or, in some countries, contributed by wire transfer or check, during each six-month period are accumulated and, at the end of such period, are used to purchase shares of Common Stock at the lower of 85% of the closing market price on the first trading day of the relevant participation period or 85% of the closing market price on the final day of the relevant period.

    The ESPP, which is administered by the Compensation Committee of the Board, allows for the issuance of up to a maximum of five hundred thousand (500,000) shares of Common Stock. Under the ESPP, a participant has no rights as a stockholder until he or she acquires the stock at the end of the relevant participation period.

    The ESPP provides that in the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Compensation Committee may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the ESPP and in the maximum number of shares that may be issued under the plan, subject to the approval of the Board. If the Company is acquired in a transaction whereby the Company is not the surviving entity or all or substantially all of its assets are acquired, the Compensation Committee is permitted to determine a plan termination date. This date must precede the expected effective date of such acquisition by not more than sixty
(60) days. In the event the ESPP is terminated and the acquisition transaction is not consummated, the plan may be reactivated on a date determined by the Compensation Committee.

    The ESPP is designed to qualify as an "employee stock purchase plan" within the meaning of Section 423 or any successor provisions of the Internal Revenue Code and related regulations.

    For additional details regarding the ESPP, see proposal number 5 and Annex
C.

MANAGEMENT SEVERANCE PLAN

    On December 8, 1999, the Company implemented a Management Severance Plan, which provides that any of the Company's employees who hold the title of executive director (or its equivalent) or above and are selected to participate in the plan are entitled to receive at least six months base salary and accelerated vesting of options and restricted stock in the event the employee is terminated without "cause" or resigns for "good reason" within eighteen (18) months following a change in control of the Company. For purposes of this plan, a resignation for "good reason" includes a voluntary termination due to a reduction in the employee's base pay and a forced relocation of the employee to a site in excess of sixty (60) miles from his or her worksite and the term change in control has the same meaning described above under "--Employment Agreements." Decisions of the plan administrator concerning eligibility and entitlement to benefits are final and binding on all parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1999, the members of the Company's Compensation Committee were Messrs. Pizzani, Mahoney and Graham. Mr. Mahoney is the Chairman of the Board and Chief Executive Officer. None of the Company's executive officers currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing functions similar to the compensation committee. No interlocking relationships exist between the Board or the Compensation Committee and the board of directors or compensation committee of any other company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    During 1999, the members of the Compensation Committee were Messrs. Pizzani, Mahoney and Graham.

EXECUTIVE COMPENSATION POLICY

    The Company's compensation program is designed to attract, motivate, reward and retain executive personnel capable of making significant contributions to the long-term success of the Company. During 1999, the Company's compensation program consisted of base salary, annual incentive bonuses and stock option and restricted stock grants. Base salary provides the foundation for the Company's executive pay, its purpose is to compensate the executive for performing his or her basic duties. The purpose of annual incentive bonuses is to provide rewards for favorable performance and achievement of intermediate-term objectives while the purpose of stock option and restricted stock grants is to provide incentives and rewards for long-term performance and to motivate long-term strategic planning.

    BASE SALARY. Base salaries for the Company's executive officers are set annually subject, in certain cases, to certain minimum requirements established under the executives' employment agreement. During 1999, the Company increased the salaries paid to its executive officers based upon (i) the results of a formal survey conducted for the Company by a national compensation consulting firm, (ii) a number of subjective factors, including the individual's responsibilities, performance, contribution and experience, and (iii) the Company's performance as compared with the prior year and general economic factors. As a result of the foregoing, Mr. Mahoney's base salary was increased to $367,833 during 1999, an increase of approximately 27% over the prior year.

    INCENTIVE BONUSES. The Company's executive officers and certain other officers are eligible to receive annual incentive bonuses which are linked to the financial and operating performance of the Company and the individual's performance. Certain executive officers are assigned an individual incentive target, which represents the amount that would be payable to the executive if performance goals were met. The incentive targets range from 20% to 100% of base salary. Mr. Mahoney received a $425,000 bonus in 1999. The incentive bonus paid to Mr. Mahoney was determined based on a number of factors, including the completion of the Company's acquisition of Destia, an equity and debt offering and the completion of phase 1 of the Company's fiber optic network.

    STOCK OPTIONS AND SHARES OF RESTRICTED STOCK. The Company's compensation program also utilizes stock options and shares of restricted stock which are intended to provide additional incentive to increase stockholder value. All stock option awards are granted with an exercise price at least equal to 100% of fair market value of the Common Stock on the date of grant and generally vest in increments of one-third. Awards of restricted stock are granted subject to both employment and stock price performance objectives. Currently, no specific formula is used to determine option or restricted stock awards to employees but instead awards are based on guidelines suggested by the Company's outside compensation consulting firm and a subjective evaluation of each individual's overall past and expected future contribution to the Company. During 1999, Mr. Mahoney was granted options to purchase 90,474 shares of Common Stock and 43,859 shares of restricted Common Stock.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

    In connection with making decisions with respect to executive compensation, the Compensation Committee takes into account, as one of the factors that it considers, the provisions of Section 162(m) of the Internal Revenue Code, which limits the deductibility by the Company of certain categories of compensation in excess of $1.0 million paid to certain executive officers.

                                          Respectfully Submitted,

                                          Paul G. Pizzani
                                          Michael J. Mahoney
                                          John G. Graham

                              CERTAIN TRANSACTIONS

    Through August 1999, James Prenetta, Senior Vice President and General Counsel of the Company, was a partner at the law firm of Kelley Drye & Warren LLP, Viatel's primary U.S. outside counsel. Mr. Prenetta is currently Of Counsel to Kelley Drye & Warren LLP and, in such capacity, continues to receive certain payments from that firm.

    Destia had outstanding loans of $308,000 due to Mrs. Rose West, the mother of Alfred West. During 1999, Destia repaid these loans in full.

    Alfred West has borrowed approximately $234,000 from Destia pursuant to unsecured, interest bearing notes, repayable upon demand.

    Sonja Gross, the sister of Alfred West, previously owned a 28% interest in Destia's Swiss subsidiary, Econophone Services GmbH. On March 30, 1999, Destia acquired Ms. Gross' interest in such company in exchange for 103,981 shares of restricted voting common stock of Destia.

    On February 1, 2000, the Company entered into a Securities Purchase Agreement to issue and sell to entities affiliated with HMTF Europe Acquisition Corp., for a purchase price of $167.5 million, shares of the Company's
Series B-1 cumulative convertible preferred stock. The Series B-1 preferred stock has an annual dividend rate of 7.5% of the then-effective liquidation preference and has an initial conversion price of $46.25. The Series B-1 preferred stock is convertible into Common Stock at any time at the option of the holders. In addition, the Series B-1 preferred stock is redeemable, in whole or in part, by the Company, at any time on or after the fifth anniversary date of its issuance and is subject to mandatory redemption on the fifteenth anniversary of its issue date. In connection with the placement of the Series B-1 preferred stock, the Company agreed to provide HMTF Europe Acquisition Corp. and its affiliates with the right to appoint one director. John R. Muse was elected to the Board as a result of this agreement.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Stock, as of July 28, 2000, by (1) each person known to the Company to own beneficially more than 5% of the Company's outstanding shares of Common Stock, (2) each of the Company's directors, (3) each person named in the summary compensation table, and (4) all of the Company's executive officers and directors, as a group. All information with respect to beneficial ownership has been furnished to the Company by the respective stockholders.

                                                              AMOUNT AND NATURE
NAME AND ADDRESS OF                                           OF BENEFICIAL OWN-   PERCENTAGE
BENEFICIAL OWNER                                                  ERSHIP(1)         OF CLASS
-------------------                                           ------------------   ----------
College Retirement Equities Fund(2) ........................      2,630,179             5.2%
  730 Third Avenue
  New York, NY 10017
Alfred West(3)..............................................      5,092,144            10.1
Michael J. Mahoney(4).......................................        600,956             1.2
Allan L. Shaw(4)............................................        271,186           *
Lawrence G. Malone(4).......................................        237,973           *
Sheldon M. Goldman(4)(5)....................................        191,738           *
Francis J. Mount(4).........................................        126,143           *
Edward C. Schmults(4).......................................          7,869           *
John G. Graham(4)...........................................          3,497           *
Paul G. Pizzani(4)..........................................          2,497           *
John R. Muse(6).............................................             --           *
William C. Murphy...........................................         49,075           *
Thomas O. Hicks ............................................      4,519,599(7)          9.0
  200 Crescent Court
  Dallas, Texas 75201
Chase Equity Associates, LLC ...............................      3,185,875(8)          6.3
  380 Madison Avenue
  12th Floor
  New York, New York 10017
All directors and executive
  officers as a group (19 persons)..........................      6,790,785            13.2%

------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of July 28, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Except as otherwise indicated, the address of each person listed in the table is c/o Viatel, Inc., 685 Third Avenue, New York, New York 10017. Attn: General Counsel.

(2) Includes 900 shares held by TIAA Separate Account VA-1; 90,655 shares held by TIAA-CREF Mutual Funds; 6,479 shares held by TIAA-CREF Institutional Mutual Funds; and 100 shares held by TIAA-CREF Life Funds.

(3) Includes 397,593 shares held by AT Econ Ltd. Partnership and 39,297 shares held by AT Econ Ltd. Partnership No. 2.

(4) Includes shares of Common Stock that these individuals have the right to acquire through the exercise of options within 60 days of July 28, 2000, as follows: Michael J. Mahoney, 345,687; Allan L. Shaw,

    165,560; Lawrence G. Malone, 122,621; Sheldon M. Goldman, 94,755; Francis J. Mount, 8,877; Edward C. Schmults, 5,340; John G. Graham, 1,463; and Paul G. Pizzani, 1,463.

(5) Includes 1,000 shares owned by Mr. Goldman's wife. Mr. Goldman disclaims "beneficial ownership" of such shares within the meaning of Rule 13d-3 under the Securities Exchange Act.

(6) Mr. Muse, one of the Company's directors, was appointed to the Board on behalf of the holders of the Company's Series B-1 cumulative convertible preferred stock. See "Certain Transactions."

(7) The amount shown for Mr. Hicks is based upon a Schedule 13D filed on March 20, 2000 by Mr. Hicks, chief executive officer of Hicks, Muse, Tate & Furst Incorporated, Hicks, Muse, Tate & Furst Europe Fund, L.P.; HMEU Viatel Qualified Fund LLC; Hicks, Muse, Tate & Furst Europe Private Fund, L.P.; HMEU GP LLC; HMEU Viatel I-EQ Coinvestors, LLC; HMEU I-EQ Coinvestors, L.P.; HMEU Viatel I-SBS Coinvestors, LLC; HMEU I-SBS Coinvestors, L.P.; HMEU Intermediate Partners I-C, L.P.; Viatel PG Europe LLC; HM PG Europe I, C.V.; HMEU Fund I-C, Inc.; HMTF Bridge Viatel, LLC; HMTF Bridge Partners, L.P.; and HMTF Bridge Partners, LLC. The amount shown assumes conversion of all of the Company's Series B-1 cumulative convertible preferred stock beneficially owned by such entities. The shares shown are subject to shared voting and investment power.

(8) The amount shown assumes conversion of all Series B-2 cumulative convertible preferred stock beneficially owned by Chase Equity Associates, LLC.

                      CUMULATIVE TOTAL STOCKHOLDERS RETURN

    The following graph shows a comparison of cumulative total returns on the Common Stock against the cumulative total return for The Nasdaq Stock Market--U.S. Index and The Nasdaq Telecommunications Index. The graph assumes an investment of $100 on October 18, 1996 (the date the Common Stock began trading on The Nasdaq National Market) in the Common Stock, The Nasdaq Stock Market--U.S. Index and The Nasdaq Telecommunications Index. Cumulative total return assumes reinvestment of dividends. The performance shown is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          VIATEL, INC.  NASDAQ STOCK MARKET - U.S. INDEX  NASDAQ TELECOMMUNICATIONS INDEX

10/18/96           100                               100                              100

Dec-96              75                               104                              103

Mar-97              55                                98                               96

Jun-97              56                               116                              121

Sep-97              39                               136                              140

Dec-97              42                               127                              153

Mar-98             115                               149                              194

Jun-98             142                               153                              207

Sep-98              89                               138                              184

Dec-98             191                               179                              250

Mar-99             238                               200                              309

Jun-99             468                               219                              329

Sep-99             246                               224                              305

Dec-99             447                               324                              433

                                                            QUARTERLY CUMULATIVE TOTAL RETURN ($)
                                                    -----------------------------------------------------
                                                                                             NASDAQ
                                                                     NASDAQ STOCK      TELECOMMUNICATIONS
QUARTER-END                                         VIATEL, INC.   MARKET-U.S. INDEX         INDEX
-----------                                         ------------   -----------------   ------------------
December 31, 1996.................................        75              104                 103
March 31, 1997....................................        55               98                  96
June 30, 1997.....................................        56              116                 121
September 30, 1997................................        39              136                 140
December 31, 1997.................................        42              127                 153
March 31, 1998....................................       115              149                 194
June 30, 1998.....................................       142              153                 207
September 30, 1998................................        89              138                 184
December 31, 1998.................................       191              179                 250
March 31, 1999....................................       238              200                 309
June 30, 1999.....................................       468              219                 329
September 30, 1999................................       246              224                 305
December 31, 1999.................................       447              324                 433

       PROPOSAL 2 -- ADOPTION OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN

    In July 2000, subject to stockholder approval, the Board adopted the Company's 2000 Stock Incentive Plan and directed that the plan be submitted to the Company's stockholders for their approval. This new plan will allow for the issuance of up to 5.8 million shares of Common Stock.

    The Board believes that the Company and its stockholders have benefitted from the grant of stock options and restricted stock in the past and that similar benefits will result from the adoption of the 2000 plan. It is believed that stock options and restricted stock play an important role in providing eligible employees with an incentive and inducement to contribute fully to the further growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company on an attractive basis.

    The following summary of the Company's 2000 Stock Incentive Plan, as proposed to be adopted, is subject to the complete terms of the plan, a copy of which is attached to this Proxy Statement as Annex A and incorporated by reference herein.

    1. ADMINISTRATION. The plan will be administered by the Compensation Committee, which must consist of not less than two non-employee director members. Subject to the provisions of the plan, the Compensation Committee has sole authority to select eligible participants, determine (subject to the terms of the plan) the terms and timing of grants and to generally interpret and administer the plan.

    2. PARTICIPANTS. Subject to the terms of the plan, employees, officers, directors, independent contractors and consultants of the Company or an affiliate of the Company selected by the Compensation Committee, in its discretion, will be eligible to receive grants under the plan.

    3. TYPES OF AWARDS. The plan will authorize the granting of stock options (both incentive stock options and nonqualified stock options), shares of restricted Common Stock, shares of bonus stock, SARs and any other form of stock benefit or stock-related benefit. The terms and features of these various forms of awards are set forth below and are described more fully in Annex A hereto.

    STOCK OPTIONS. Options granted under the plan may be either incentive stock options or nonqualified stock options. Options may be granted to participants in such number, at such times, and subject to such terms and conditions as the Compensation Committee may determine, except that: (i) the option price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of grant; (ii) the option price of a nonqualified stock option may be as determined by the Compensation Committee; (iii) no incentive stock option may be granted to a "ten percent stockholder" (as such term is defined in Section 422A of the Internal Revenue Code) unless the exercise price is at least 110.0% of the fair market value of the Common Stock on the date of grant and the term of the option may not exceed five years from the date of grant; (iv) no incentive stock option may be exercised more than ten years after the date of grant; and (v) the aggregate fair market value of the stock with respect to which incentive stock options are exercisable by a participant for the first time by the grantee during any calendar year may not exceed $100,000. With respect to each option granted under the plan, the Compensation Committee may determine and reflect in the option agreement such other terms, provisions and conditions consistent with the plan as may be determined by the Compensation Committee.

    Payment for the shares of Common Stock purchased upon exercise of an option must be made in full upon exercise of the option, by cash (including the following cash equivalents: certified check, bank draft or postal or express money order payable to the order of the Company in lawful money of the United States); provided, however, that the Compensation Committee, in its sole discretion, may permit a participant to pay the option price, in whole or in part (i) with shares of Common Stock owned by the participant, (ii) by irrevocable direction to an approved securities broker to sell shares and deliver all or a portion of the proceeds to the Company, (iii) by delivery of a promissory note with such provisions as the Compensation Committee determines appropriate, or (iv) in any combination of the foregoing. In addition, the Compensation Committee, in its sole discretion, may authorize the surrender by a participant of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the shares of Common Stock subject to such option and the aggregate option price of such shares of Common Stock. In the Compensation Committee's discretion, such payment may be made in cash, shares of Common Stock with a fair value on the date of surrender equal to the payment amount, or some combination thereof.

    Each option issued to a participant will be exercisable in accordance with its terms so long as the participant is an employee of the Company or an affiliate of the Company. In addition, to the extent then exercisable options will be exercisable by a participant for a period of thirty (30) days after termination of employment or consulting relationship or such longer period of time as may be permitted by the Internal Revenue Code (but in no event later than the expiration date of the option). Options will vest in accordance with the schedule established by the Compensation Committee at the time of grant and will not be exercisable until vested. In the event of a Corporate Transaction (as defined in the form of the plan attached as Annex A hereto), however, outstanding options will, to the extent not then vested, vest in their entirety and become exercisable unless assumed by the successor corporation or its parent company pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to the plan.

    SHARES OF RESTRICTED COMMON STOCK. Shares of restricted Common Stock may be sold or granted under the plan in such numbers and at such times during the term of the plan as the Compensation Committee shall determine. Each participant who receives a grant of shares of restricted Common Stock or who purchases shares subject to restrictions will have all the rights of a stockholder with respect to such shares of restricted Common Stock (subject to certain restrictions that may be imposed on transferability), including the rights to vote, receive dividends (including stock dividends), participate in stock splits or other capitalizations and exchange such shares in a merger, consolidation or other reorganization.

    Each sale or grant of restricted Common Stock pursuant to the plan will be evidenced by a written restricted stock purchase agreement or restricted stock bonus agreement, which agreement may contain such other terms, provisions and conditions consistent with the plan as may be determined by the Compensation Committee, including restrictions on transfer and forfeiture and vesting provisions.

    In the event of a Corporate Transaction, any shares of restricted Common Stock will be released from restrictions on transfer and repurchase rights unless assumed by the successor corporation or its parent company pursuant to restricted stock agreements providing substantially equal value and having substantially equivalent provisions as the shares of restricted Common Stock granted pursuant to the plan.

    SARS. SARs may be granted under the plan either separately or in tandem with options and will be subject to such terms and conditions as the Compensation Committee may deem appropriate. Each SAR will entitle the holder to surrender the SAR, and to receive from the Company in exchange therefor, cash compensation equal to any appreciation in value of the Common Stock underlying such SAR. In the event of a Corporate Transaction, outstanding SARs will vest in their entirety and become exercisable unless assumed by the successor corporation or its parent company pursuant to SARs providing substantially equal value and having substantially equivalent provisions as the SARs granted pursuant to the plan.

    OTHER AWARDS. The Compensation Committee may also grant any other stock or stock-related awards to participants that the Compensation Committee deems appropriate, including, but not limited to, bonuses of shares and grants of shares based on performance or upon the satisfaction of other conditions.

    4. TERMINATION AND AMENDMENTS. The plan will terminate with respect to Incentive Stock Options on June 15, 2010. However, the Board will be entitled to, at any time, amend, suspend or terminate the plan as it deems advisable, provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the plan, or any amendment to the plan, be approved by the Company's stockholders. Notwithstanding the foregoing, the Board will not be entitled to amend the plan without the approval of the stockholders of the Company to: (i) increase the maximum number of shares subject to incentive stock options issued under the plan; or (ii) change the designation or class of persons eligible to receive Incentive Stock Options under the plan.

    5. TRANSFERABILITY. Neither options granted pursuant to the plan, nor any right thereunder, will be transferable by the participant by operation of law or otherwise other than by will or the laws of descent and distribution. During the participant's lifetime, options may be exercised only by the participant. Stock subject to a restricted stock purchase agreement, restricted stock bonus agreement or other agreements relating to a stock benefit or stock-related benefit will be transferable only as provided in such agreement.

    6. CONSIDERATION. The consideration to be received by the Company for the granting of options, SARs, shares of restricted Common Stock and certain other forms of stock benefits or stock-related benefits will be the continued employment of participants. Consideration for the issuance of shares under the plan will also consist of the payment of the option price upon exercise of an option, surrender of a related option upon exercise of a SAR and payment of the established purchase price with respect to the purchase of shares of restricted Common Stock and certain forms of stock benefits or stock-related benefits.

    7. TAX CONSEQUENCES. The grant of an option or SAR will have no immediate tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an Incentive Stock Option (except that an alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. If the participant does not dispose of the shares of Common Stock acquired on exercise of an incentive stock option within the two-year period beginning on the day after the grant of the incentive stock option or within one year after the transfer of such shares to the participant, the gain or loss on a subsequent sale will be a capital gain or loss to the participant. The Company would not be entitled to any deduction in such event. If the participant disposes of the shares within the two-year or one-year period described above, the participant generally will realize ordinary income and the Company will be entitled to a corresponding deduction. Upon exercising a SAR or a nonqualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, unless the shares of Common Stock received are subject to certain restrictions. The Company will be entitled to a deduction for the same amount as of the exercise date (or the date the restrictions lapse).

    Awards granted under the plan that are settled in cash or shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture will be taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received. Awards granted under the plan that are settled in shares of Common Stock that are subject to restrictions as to transferability or subject to a substantial risk of forfeiture will be taxable as ordinary income in an amount equal to the fair market value of the shares received at the first time such shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. Awards of restricted Common Stock granted under the plan will be taxable as ordinary income, as of the earlier of the date that the shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on such date, unless the participant makes an election under Section 83(b) of the Internal Revenue Code. If a Section 83(b) election is made, the participant will be required to include in income the value of the shares as of the date of grant.

    The Company will receive a deduction for the amount recognized as income by the participant, subject to the provisions of Section 162(m) of the Internal Revenue Code, which provides for a possible denial of a tax deduction to the Company for compensation paid by it to certain key executive officers in excess of $1.0 million in any year.

    The tax treatment upon disposition of shares of Common Stock acquired under the plan will depend on how long the shares have been held. In the case of shares of Common Stock acquired through exercise of an option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Company upon disposition of shares of Common Stock acquired under the plan, except that the Company may receive a deduction in the case of disposition of shares acquired under the plan before the applicable holding period has been satisfied.

    8.  OTHER INFORMATION.  The closing price of the Common Stock on July 28,
2000 was $     .

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN.

 PROPOSAL 3 -- AMENDMENT TO CERTIFICATE OF INCORPORATION REGARDING INCREASE IN
                            AUTHORIZED COMMON STOCK

    In July 2000, subject to stockholder approval, the Board adopted an amendment to the Certificate of Incoporation pursuant to which the number of authorized shares of Common Stock would be increased from 150,000,000 to 300,000,000, and, as a result, the Company's total authorized shares of capital stock would be increased from 152,000,000 to 304,000,000 (assuming approval of Proposal 4 to authorize an increase in the number of authorized preferred stock).

    If the stockholders approve the amendment, the Company's Certificate of Incorporation will be amended as proposed by the Board and the number of authorized shares of Common Stock will be increased to 300,000,000. See Annex B for the text of the proposed amendment to the Company's Certificate of Incorporation.

    Of the 150,000,000 currently authorized shares of Common Stock, as of
July 25, 2000,          shares of Common Stock were issued and outstanding and
an additional        were reserved for issuance under the Company Plans, for
conversion of outstanding preferred stock and trust certificates and upon exercise of warrants.

    The Board believes that the increase in the number of authorized shares of Common Stock will provide the Company flexibility in connection with future activities, including:

    - financings;

    - investment opportunities;

    - acquisitions of other companies;

    - stock dividends or splits;

    - employee benefit plans; and

    - for other corporate purposes that the Board deems advisable.

    If the proposed amendment is approved, all or any of the authorized shares of Common Stock may be issued from time to time as determined by the Board without further action by the stockholders, subject to any restrictions imposed by The Nasdaq National Market and unless issued in transactions, such as certain mergers, which require stockholder approval. Accordingly, the Company would be in a position to use its Common Stock to take advantage of market conditions and opportunities without the delay and expense associated with the holding of a special meeting of stockholders. Although the Company may, based on its review of prevailing market conditions, issue and sell shares of Common Stock in the public markets, currently there is no agreement, arrangement or understanding relating to the issuance and sale of Common Stock. No preemptive rights exist with respect to any outstanding shares of Common Stock. The issuance of additional shares of Common Stock may cause dilution to present stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE.

                   PROPOSAL 4 -- AMENDMENT TO CERTIFICATE OF
         INCORPORATION REGARDING INCREASE IN AUTHORIZED PREFERRED STOCK

    In July 2000, subject to stockholder approval, the Board adopted an amendment to the Certificate of Incorporation pursuant to which the number of authorized shares of preferred stock, $.01 par value, of the Company would be increased from 2,000,000 to 4,000,000.

    If the stockholders approve the amendment, the Certificate of Incorporation will be amended as proposed by the Board and the number of authorized shares of preferred stock will be increased to 4,000,000. See Annex B for the text of the proposed amendment to the Certificate of Incorporation.

    Of the 2,000,000 shares of preferred stock authorized, 1,000 shares are designated as Series A junior participating preferred stock, 325,000 shares are designated as 7.50% Series B-1 cumulative convertible preferred stock due 2015, 325,000 shares are designated as 7.50% Series B-2 cumulative convertible preferred stock due 2015 and 162,500 shares are designated as Series C preferred stock. Of the designated shares of preferred stock, 162,500 shares of B-1 preferred stock and 162,500 shares of B-2 preferred stock are currently issued and outstanding.

    If the proposed amendment is approved, all or any of the authorized shares of preferred stock may be issued without further action by the stockholders, subject to any restrictions imposed by The Nasdaq National Market, and without first offering such shares to the stockholders for subscription.

    While the Board does not have a present plan to issue additional shares of preferred stock, it believes that it is desirable that the Company have the flexibility to issue such shares without further stockholder action.

    The Board believes that the increase in the number of authorized shares of preferred stock will provide the Company flexibility in connection with future activities, including:

    - financings;

    - investment opportunities;

    - acquisitions of other companies; and

    - other corporate purposes that the Board deems advisable.

    The Board will determine whether or when and on what terms the issuance of shares of preferred stock may be warranted in connection with any of the foregoing purposes.

    The availability for issuance of additional shares of preferred stock could enable the Board to render more difficult or discourage an attempt to obtain control of the Company. The Company is not currently aware of any pending or threatened efforts to obtain such control.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AUTHORIZING AN INCREASE IN THE NUMBER OF SHARES OF PREFERRED STOCK AVAILABLE FOR FUTURE ISSUANCE.

            PROPOSAL 5 -- ADOPTION OF THE VIATEL INC. EMPLOYEE STOCK
                                 PURCHASE PLAN

    Effective December 1999, the Board adopted the ESPP. In order to receive favorable tax treatment under Section 423 of the Internal Revenue Code, stockholder approval of the ESPP is required. A summary of the material features of the ESPP follows. This summary is qualified in its entirety by reference to the full text of the ESPP, which is attached to this Proxy as Annex C and incorporated by reference herein.

    The ESPP provides eligible employees of the Company and its designated subsidiaries with an opportunity to acquire shares of Common Stock and thereby acquire an interest in the future of the Company. The maximum number of shares of Common Stock that may be purchased under the ESPP is 500,000.

    Employees eligible to participate in the ESPP include each regular (non-temporary) employee of the Company and of each eligible subsidiary. No employee may participate in the ESPP to the extent that, immediately after such participation, such employee would own capital stock of the Company or any subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or any subsidiary.

    An offer to purchase Common Stock under the ESPP (an "Offer") was made on July 15, 2000 (the "Offer Date") and will last for 6 months (the "Offer Period"), ending on January 14, 2001. Subsequent Offers may be made under the ESPP. No Offer will have a term of more than 6 months.

    An eligible employee may participate in an Offer by authorizing payroll deductions or, in some countries, making contributions by wire transfer or check, of up to 20% of his or her base salary per pay period. Amounts withheld/contributed will be held for the credit of the participant as part of the Company's general funds. On the last day of each participation period (the "Purchase Date"), the entire account balance of a participating employee is applied to purchase shares of Common Stock at a purchase price equal to the lower of (i) 85% of the closing market price of the Common Stock on the first day of the Offer Period; (ii) 85% of the closing market price of the Common Stock on the last trading day of the Offer Period (the "Option Price"). In no event, however, is an employee permitted to purchase in excess of $25,000 worth of shares of Common Stock under this plan (determined based upon the fair market value of the Common Stock at the applicable Grant Date) during a calendar year.

    An employee who is not eligible to participate in the ESPP on the effective date of an Offer but who becomes eligible during the term of the Offer may participate in the next Offer Period by authorizing payroll deductions or, where applicable, by making contributions by wire transfer or check, as described above.

    In the event of any change in the outstanding Common Stock due to a reorganization, recapitalization, stock split, reverse stock split, capital stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, adjustments may be made in the number, kind and price of shares available for purchase under the ESPP and in the maximum number of shares that may be issued under the ESPP.

    The Company has the right to terminate or amend the ESPP at any time without stockholder approval unless stockholder approval is required by Section 423 of the Internal Revenue Code or another law or regulation. If not previously terminated by the Company, the ESPP will terminate on December 17, 2009.

    ADMINISTRATION. The Compensation Committee of the Board will supervise the administration and enforcement of the ESPP and will have the exclusive right to interpret the provisions of the ESPP and to determine any questions arriving thereunder.

    CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. A participant's contributions through payroll deductions and/or by wire transfer or check, are not tax deductible but will constitute a part of the cost basis of the Common Stock purchased under the ESPP.

    No tax liability results upon the purchase of Common Stock. The employee becomes liable for Federal income tax on the disposition of the Common Stock. In order to receive the beneficial treatment provided under Section 423 of the Internal Revenue Code, a participant must hold the Common Stock for two years from the Offer Date, or one year from the Purchase Date, whichever is later.

    If an employee disposes of shares acquired under the ESPP after the holding period, or if an employee dies while holding any shares acquired under the ESPP, the employee must include in gross income, as compensation, in the taxable year of disposition or death, an amount with respect to each share of Common Stock equal to the lesser of (i) the excess of the fair market value of the share at the time of the disposition or death over the amount paid for the share, or (ii) the excess of the fair market value of the share on the first day of the Offer over 85 percent of the fair market value of the share on the first day of the Offer. The Company will not be allowed a corresponding deduction for the amount treated as ordinary income.

    Except in the case of death, the basis of the shares in the employee's hands at the time of the disposition will equal the price paid for the shares increased by the amount, if any, included in the employee's gross income as compensation. Any additional gain recognized will be treated as short-term or long-term capital gain depending on the holding period of such shares. In the case of death of the employee, the basis of the shares to the employee's estate or heirs will be determined under Section 1014 of the Internal Revenue Code.

    If an employee disposes of any of the shares purchased under the ESPP before the expiration of the required holding period, the employee must include in gross income, as compensation, an amount with respect to each share equal to the excess of the fair market value of the share on the last trading day prior to the date of purchase over the price paid for such share pursuant to the ESPP. Such amount will be includible in the gross income of the employee for the employee's taxable year in which the disposition occurs. The Company will be allowed a corresponding deduction in the same year and in the same amount required to be included in gross income by the employee if and to the extent such amount is an ordinary and necessary business expense and satisfies the test of reasonable compensation, provided that the Company's deduction with respect to certain officers may be limited by Section 162(m) of the Internal Revenue Code.

    The basis of the shares in the hands of the employee will be the amount paid for the shares plus the amount, if any, included in the employee's gross income as compensation. Any gain or loss will be short-term or long-term capital gain or loss depending on the holding period for such shares. The holding period for the shares will commence on the date the shares are acquired by the employee from the Company.

    The foregoing is intended as a summary of certain U.S. Federal income tax consequences associated with the ESPP and it does not purport to be a complete statement of such consequences. Except as otherwise discussed, tax treatment under foreign, state, local or other law, including estate tax law, is not covered by the foregoing summary.

      PROPOSAL 6 -- RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board desires to obtain stockholder ratification of the resolution appointing KPMG LLP, New York, New York, as independent auditors for the Company for fiscal year 2000. KPMG LLP served as the Company's auditors for the fiscal year ended December 31, 1999.

    If the appointment of KPMG LLP is not ratified, the adverse vote will be considered as an indication to the Board that it should select other independent auditors for the following fiscal year. Given the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for fiscal year 2000 will be permitted to stand unless the Board finds other good reason for making a change.

    A representative of KPMG LLP will attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL YEAR 2000.

                             COSTS OF SOLICITATION

    The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. (the "CIC") to assist in the solicitation of proxies from stockholders at an estimated fee of $7,500, plus reimbursement of out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation as well as by CIC. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses incurred in connection with forwarding such material.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting. In the event that any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the Commission and The Nasdaq National Market. Directors, certain officers and greater than 10% stockholders are also required by Commission regulations to furnish the Company with copies of all such reports that they file. Based on the Company's review of copies of such forms provided to it, the Company believes that all filing requirements were complied with during the fiscal year ended December 31, 1999.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

    Stockholder proposals submitted for inclusion in the Proxy Statement to be issued in connection with the Company's 2001 Annual Meeting of Stockholders must be mailed to the Secretary, Viatel, Inc., 685 Third Avenue, 24th Floor, New York, New York 10017, and must be received by the Secretary on or before March 29, 2001. In addition, stockholder proposals for presentation at the 2001 Annual Meeting must also be received on or before March 29, 2001. See "General Information Relating to the Board -- Committees of the Board."

                                 ANNUAL REPORT

    A copy of the Company's 1999 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one, without charge, by writing or calling Cindy B. Glynn, Director, Investor Relations, Viatel, Inc., 685 Third Avenue, New York, New York 10017, telephone
(212) 350-9200.

                                                  By Order of the Board of
                                                  Directors,

                                                  /s/ James P. Prenetta

                                                  James P. Prenetta

                                                  SECRETARY

New York, New York

July 31, 2000

                                                                         ANNEX A

                                  VIATEL, INC.

                           2000 STOCK INCENTIVE PLAN

    1. ESTABLISHMENT, PURPOSE, AND DEFINITIONS.

    (a) There is hereby adopted the 2000 Stock Incentive Plan (the "Plan") of VIATEL, INC. (the "Company").

    (b) The purpose of the Plan is to provide a means whereby Eligible Individuals (as defined in paragraph 4, below) can acquire Common Stock, $.01 par value, of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates (as defined in subparagraph (c) below) an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "Nonqualified Stock Options"). The Plan also provides for the sale or bonus of Stock to Eligible Individuals in connection with the performance of services for the Company or its Affiliates. Further, the Plan authorizes the grant of stock appreciation rights ("SARs"), either separately or in tandem with options, entitling holders to cash compensation measured by appreciation in the value of the Stock. Finally, the Plan authorizes the grant of any other stock benefit or stock-related benefit that the Committee (as defined in paragraph 2(a) below) deems appropriate.

    (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

    2. ADMINISTRATION OF THE PLAN.

    (a) The Plan shall, unless otherwise determined by the Board of Directors, be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall consist of not less than two non-employee director members within the meaning of the rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

    (b) The Committee shall determine which Eligible Individuals shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

    (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without the optionee's written consent. The Committee may, with the optionee's written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option.

    (d) The Committee shall also determine which Eligible Individuals shall be issued Stock, SARs or other stock benefits or stock-related benefits under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares of Stock, SARs or stock benefits or stock-related benefits to be granted. The Stock, stock benefits or stock-related benefits shall be issued for such consideration (if any) as the Committee deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement" or the "Restricted Stock Bonus Agreement") and stock benefits or stock-related benefits shall be evidenced by written agreement (the "Stock Benefit Agreement"). The Committee may amend any Restricted Stock Purchase Agreement, Restricted Stock Bonus Agreement or Stock Benefit Agreement, but any amendment which would adversely affect the stockholder's rights to the Stock, stock benefits or stock-related benefits shall not be made without his or her written consent.

    (e) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options, Stock, SARs or stock benefits or stock-related benefits granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

    3. STOCK SUBJECT TO THE PLAN.

    (a) An aggregate of not more than 5.8 million shares of Stock shall be available for the grant of options, the issuance of Stock or the issuance of stock benefits or stock-related benefits under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the optionee and will thereafter not be available under the Plan.

    (b) If there is any change in the Stock subject to either the Plan, an Option Agreement (as defined below), a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement, a SAR Agreement (as defined in paragraph 8) or Stock Benefit Agreement through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind of shares, and price per share subject to either the Plan, an Option Agreement, a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement, a SAR Agreement or a Stock Benefit Agreement.

    4. ELIGIBLE INDIVIDUALS. Individuals who shall be eligible to have granted to them the options, Stock, SARs or other stock benefits or stock-related benefits provided for by the Plan shall be such employees, officers, directors, independent contractors, and consultants of the Company or an Affiliate as the Committee in its discretion, shall designate from time to time ("Eligible Individuals"). Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive Incentive Stock Options.

    5. THE OPTION PRICE. The exercise price of the Stock covered by each Incentive Stock Option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each Nonqualified Stock Option shall be as determined by the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph 3(b), above.

    6. TERMS AND CONDITIONS OF OPTIONS.

    (a) Each option granted pursuant to the Plan will be evidenced by a written agreement (the "Option Agreement") executed by the Company and the person to whom such option is granted.

    (b) The Committee shall determine the term of each option granted under the Plan; PROVIDED, HOWEVER, that the term of an Incentive Stock Option shall not be for more than 10 years and that, in the case of an Incentive Stock Option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term shall be for no more than five years.

    (c) In the case of Incentive Stock Options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Individual in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

    (d) The Stock Option Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee. If an option, or any part thereof, is intended to qualify as an Incentive Stock Option, the Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

    7. TERMS AND CONDITIONS OF STOCK PURCHASES AND BONUSES.

    (a) Each sale or grant of Stock pursuant to the Plan will be evidenced by a written Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement executed by the Company and the person to whom such Stock is sold or granted.

    (b) The Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions.

    8. TERMS AND CONDITIONS OF SARS. The Committee may, under such terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the Option Agreement to which the SAR relates) executed by the Company and the person to whom such SAR is granted (the "SAR Agreement"). The SAR Agreement may contain such terms, provisions and conditions consistent with this Plan as may be determined by the Committee.

    9. TERMS AND CONDITIONS OF STOCK BENEFITS AND STOCK-RELATED BENEFITS. The Committee may, under such terms and conditions as it deems appropriate, authorize the issuance of other forms of stock benefits and stock-related benefits evidenced by a Stock Benefit Agreement executed by the Company and the person to whom such stock benefit or stock-related benefit is granted. The Stock Benefit Agreement may contain such terms, provisions and conditions consistent with the Plan as may be determined by the Committee.

    10. USE OF PROCEEDS. Cash proceeds realized from the issuance of Stock under the Plan shall constitute general funds of the Company.

    11. AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN.

    (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's stockholders, and provided further that, except as provided in paragraph 3(b) above, the

Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

        (i) To increase the maximum number of shares subject to Incentive Stock Options issued under the Plan; or

        (ii) To change the designation or class of persons eligible to receive Incentive Stock Options under the Plan.

    (b) No option, stock benefit or stock-related benefit may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option, stock benefit or stock-related benefit previously granted under the Plan. The Plan shall terminate with respect to the grant of Incentive Stock Options on September 29, 2003, unless previously terminated by the Board pursuant to this paragraph 11.

    12. ASSIGNABILITY. Each option granted pursuant to this Plan shall, during the optionee's lifetime, be exercisable only by him, and neither the option nor any right hereunder shall be transferable by the optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement or a Stock Benefit Agreement shall be transferable only as provided in such Agreement.

    13. PAYMENT UPON EXERCISE OF OPTIONS.

    (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash (including for purposes of this Plan the following cash equivalents: certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States); PROVIDED, HOWEVER, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

    (b) In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to the optionee shares of Stock having a value equal to the exercise price, the Committee may issue the optionee an additional option, with terms identical to the Option Agreement under which the option was received, entitling the optionee to purchase additional Stock in an amount equal to the number of shares so retained.

    14. WITHHOLDING TAXES.

    (a) No Stock shall be granted or sold under the Plan to any participant, and no SAR or other stock benefit or stock-related benefit may be exercised, until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and employment tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as

Incentive Stock Options under applicable tax law, or the receipt of cash payments. Upon exercise of a stock option or lapsing of restrictions on Stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the optionee or requiring the stockholder to surrender shares of Stock sufficient to satisfy federal, state and local income and employment tax withholding obligations.

    (b) In the event that such withholding is satisfied by the Company or the optionee's employer retaining from the shares of Stock otherwise to be issued to the optionee shares of Stock having a value equal to such withholding tax, the Committee may issue the optionee an additional option, with terms identical to the Option Agreement under which the option was received, entitling the optionee to purchase additional Stock in an amount equal to the number of shares so retained.

    15. RESTRICTIONS ON TRANSFER OF SHARES. The Stock acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

    16. CORPORATE TRANSACTION.

    (a) For purposes of this paragraph 16, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

        (i) a merger or consolidation in which the Company is not the surviving entity, except (1) for a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty (50%) of the total voting power of such entity immediately after such transaction; or

       (iii) any reverse merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

    (b) In the event of any Corporate Transaction, any option, restricted Stock, SAR, stock benefit or stock-related benefit shall vest in its entirety and become exercisable, or with respect to restricted Stock, be released from restrictions on transfer and repurchase rights, immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options, restricted Stock, SARs or stock benefits or stock-related benefits providing substantially equal value and having substantially equivalent provisions as the options, restricted Stock, SARs or stock benefits or stock-related benefits granted pursuant to this Plan.

    17. STOCKHOLDER APPROVAL. This Plan shall only become effective with regard to the issuance of additional Incentive Stock Options upon its approval by a majority of the stockholders voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant additional Incentive Stock Options under the Plan prior to the stockholders' meeting, but until stockholder approval of the Plan is obtained, no such additional Incentive Stock Option shall be exercisable.

                                                                         ANNEX B

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                       TO INCREASE SHARES OF COMMON STOCK

    The first paragraph of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Company will be amended to read as follows:

    "The total authorized capital stock of the Corporation shall be Three Hundred Four Million (304,000,000) shares consisting of Three Hundred Million (300,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and Four Million (4,000,000) shares of Preferred Stock."

                                                                         ANNEX C

                   VIATEL, INC. EMPLOYEE STOCK PURCHASE PLAN

1.  PURPOSE

    The Viatel, Inc. Employee Stock Purchase Plan (the "Plan") is designed to encourage employees of Viatel, Inc. ("Viatel") and its Subsidiaries, as defined herein (hereinafter collectively referred to as the "Company"), where permitted by applicable laws and regulations, to acquire an equity interest in Viatel through the purchase of shares of the common stock, par value $0.01 per share, of Viatel ("Common Stock"). These purchases are intended to establish a closer identification of employee, Company and stockholder interests and to provide employees with a direct means of participating in the Company's growth and earnings. It is anticipated that Plan participation will motivate employees to remain in the employ of the Company and give greater efforts on behalf of Viatel. It is intended that this Plan shall constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  DEFINITIONS

    The following words or terms, when used herein, shall have the following respective meanings:

    "Base Salary" shall mean an Employee's pre-tax salary or base wages for each pay period during any Participation Period as determined from the payroll records of the Company. Base salary shall not include any amounts received from the Company as a bonus, as determined by the Committee in its sole discretion.

    "Board" shall mean the Board of Directors of Viatel.

    "Closing Market Price" refers to the reported closing sales price for shares of the Common Stock (or the closing bid, if no sales were reported) as reported IN THE WALL STREET JOURNAL for that day or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Closing Market Price shall be determined in good faith by the Committee.

    "Code" is defined in Section 1 hereof.

    "Committee" is defined in Section 3 hereof.

    "Common Stock" is defined in Section 1 hereof.

    "Effective Date" means the earlier of the date upon which this Plan is approved by the Board and the date upon which this Plan is approved by the stockholders of Viatel.

    "Employee" refers to any individual who is a regular (non-temporary) employee of the Company. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. When the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. The term Employee shall include the employees of any Subsidiary incorporated or operating in a non-U.S. jurisdiction unless the Committee has determined, in its sole discretion, that the legal, tax or administrative requirements of affording participation in the Plan to such employees is unduly burdensome or that the participation of such employees in the Plan would violate the law of the jurisdiction in which such Subsidiary is registered or conducts its business.

    "Employee Contribution Amounts" refers to the amounts contributed by employees via payroll deduction. In those locations where employee contributions by payroll deduction are not allowed by local law, the Plan Administrator may allow the Employee to contribute through wire transfer or check. The term "payroll deduction' shall be construed to include any amount contributed by wire transfer or check as permitted by the Plan Administrator.

    "Enrollment Period" refers to the period beginning on the Grant Date for the current Participation Period and ending ten (10) business days prior to the Grant Date for the upcoming Participation Period, during which period Employees eligible to participate in the Plan are provided the opportunity to enroll in the Plan for the upcoming Participation Period. The exact dates for each Enrollment Period will be determined by the Committee, in its sole discretion and communicated to all eligible Employees prior to the Enrollment Period.

    "Exercise Date" refers to the last Trading Day in a Participation Period.

    "Fair Market Value" refers to the Closing Market Price on either the first or last Trading Day in the Participation Period, as determined in accordance with Section 9 hereof, or on the date shares of Common Stock are purchased with cash dividends pursuant to Section 14 hereof, as the case may be.

    "Grant Date" refers to the first day of each Participation Period.

    "Participant" refers to any employee meeting the eligibility requirements specified in Section 5 hereof who has enrolled in the Plan.

    "Participation Period" shall mean a period of approximately six (6) months commencing on the first Trading Day on or after January 15 and terminating on the last Trading Day on or before the following July 14, or commencing on the first Trading Day on or after July 15 and terminating on the last Trading Day on or before the following January 14. The duration of Participation Periods may be changed pursuant to Section 22 hereof.

    "Plan" shall refer to this Viatel, Inc. Employee Stock Purchase Plan.

    "Plan Administrator" refers to the administrator that will assist the Committee in administering the Plan and which may be designated from time to time by the Committee.

    "Purchase Price" for any Participation Period shall mean the lower of:
(a) 85% of the Closing Market Price on the Grant Date and (b) 85% of the Closing Market Price on the Exercise Date for such Participation Period. These dates constitute the date of grant and the date of exercise, respectively, for valuation purposes under Section 423 of the Code.

    "Stock Plan Administrator" shall mean the person or persons designated by the Committee to provide administrative support for the Plan and coordinate with the Plan Administrator. Initially, the Stock Plan Administrator shall be certain members of Viatel's Human Resources Department and Legal Department.

    "Subsidiary" shall mean any corporation that is a "subsidiary corporation" of Viatel within the meaning of Section 424 of the Code.

    "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq National Market are open for trading.

3.  ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board, which Committee shall consist of at least three (3) persons, who need not be members of the Board. The members of the Committee serve at the pleasure of the Board and may be removed by the Board at any time with or without cause. The Committee shall supervise the administration and enforcement of the Plan according to its terms and provisions and shall have all powers necessary to accomplish these purposes and discharge its duties hereunder including, but not limited to, the power to interpret the Plan and resolve issues of eligibility, stock price determination, or any other issues arising under the Plan or as a result of participation of Participants in the Plan.

    The Committee may act by majority decision of its members at a regular or special meeting of the Committee or by decision reduced to writing and signed by all members of the Committee without holding a formal meeting. Vacancies in the membership of the Committee arising from death, resignation or other inability to serve shall be filled by appointment by the Board as soon as possible. All decisions by the Committee shall be final and conclusive and binding upon all Participants and the Company.

4.  NATURE AND NUMBER OF SHARES

    The Common Stock subject to issuance under the terms of the Plan shall be shares of Viatel authorized but unissued shares or shares acquired by Viatel through purchases on the open market, as determined in the sole discretion of the Committee but subject to existing limitations in Viatel's indentures. The aggregate number of shares that may be issued under the Plan shall not exceed five hundred thousand (500,000) shares of Common Stock. If the total number of shares that Employees elect to purchase under the Plan exceeds the aggregate shares available, the Committee will allot shares among Employees in such manner as it shall determine to be equitable.

    In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of Viatel, the Committee may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares that may be issued under the Plan, subject to the approval of the Board and in accordance with Section 22 hereof.

    If Viatel is acquired in a transaction whereby it is not the surviving entity or all or substantially all of its assets are acquired, the Committee shall determine a Plan termination date. This date shall precede the expected effective date of such acquisition by not more than sixty (60) days. Employee Contribution Amounts accumulated during the period between the most recent Grant Date and Plan termination date shall be used to purchase shares for Participants in the manner provided in Section 9 hereof utilizing the Plan termination date as the Exercise Date for determining the purchase price for shares of Common Stock. In the event the Plan is terminated and the acquisition transaction is not consummated, the Plan may be reactivated on a date determined by the Committee.

5.  ELIGIBILITY REQUIREMENTS

    Each Employee who shall have completed thirty (30) days of continuous service with the Company prior to the end of any Enrollment Period (or, for the first Participation Period, prior to June 30, 2000) shall become eligible to participate in the Plan in accordance with this Section 5 on the first Grant Date following such completion of thirty (30) days of continuous service with the Company. Participation in the Plan is voluntary.

    Notwithstanding any other provision of the Plan, no Employee shall be entitled to participate in the Plan: (1) to the extent that, immediately after such participation, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of Viatel or any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock of Viatel or any Subsidiary, or (2) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company (other than those stock purchase plans that do not fall within the meaning of Section 423 of the Internal Revenue Code) accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the applicable Grant Date) for any calendar year.

    Employees of any corporation that may become a Subsidiary after the Effective Date shall automatically be deemed to be eligible for participation under this Plan effective as of the Grant Date following the date (1) the corporation became a Subsidiary, (2) the Employee has satisfied the continuous service requirements described above (including the continuous period of employment with such Subsidiary prior to such Subsidiary becoming a Subsidiary), and (3) if the Subsidiary is incorporated or operates in a non-U.S. jurisdiction, the Committee has determined, in its sole discretion, that the legal, tax or administrative requirements of affording participation in the Plan to such Subsidiary's employees is not unduly burdensome and that the participation of such employees in the Plan would not violate the law of the jurisdiction in which such Subsidiary is registered or conducts its business.

6.  ENROLLMENT

    Each eligible Employee of the Company as of the Effective Date may enroll in the Plan as of the Effective Date. Each other Employee of the Company who thereafter becomes eligible to participate may enroll in the Plan during any Enrollment Period following the date he or she first meets the eligibility requirements of Section 5 hereof. Any eligible Employee not enrolling in the Plan when first eligible may, if still eligible, enroll in the Plan during any succeeding Enrollment Period. In order to enroll, an eligible Employee must complete, sign and submit an enrollment form, or, if the Company in its discretion implements a telephonic or electronic enrollment mechanism, through the completion and submission of such enrollment, during the applicable Enrollment Period.

    Payroll deductions for a Participant shall commence on the first payroll following the Grant Date (other than for the first Participation Period, in which case payroll deductions shall commence on August 15, 2000) and shall end on the last payroll in the Participation Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in
Section 15 hereof.

    Continued enrollment in subsequent periods shall be automatic and no additional documentation shall be required unless a Participant notifies the Stock Plan Administrator that he or she elects not to re-enroll or desires to discontinue payroll deductions during such Participation Period, pursuant to
Section 8 hereof. A Participant's payroll deductions shall remain constant if not terminated at the Participant's request during a subsequent Enrollment Period. In order to terminate Plan participation, at any time, the Participant must complete, sign and submit a new enrollment form to the Stock Plan Administrator in the manner described above. Such request will be processed effective for the first payroll period that is administratively feasible. A Participant who has suspended payroll deductions during any Participation Period must re-enroll during a subsequent Enrollment Period.

7.  GRANT OF RIGHT TO PURCHASE SHARES

    Enrollment in the Plan by an Employee on a Grant Date will constitute the grant by Viatel to the Participant of the right to purchase on the Exercise Date of the applicable Participation Period (at the applicable Purchase Price) shares of Common Stock, pursuant to Section 9 hereof; provided that such purchase shall be subject to the limitations set forth in Sections 8 and 9 hereof. Each exercise of such right shall occur automatically as provided in Section 9 hereof, unless the Participant has terminated his or her employment or withdrawn from participation pursuant to Section 10 hereof.

    Each right to purchase shares of Common Stock under the Plan during any Participation Period shall have the following terms:

     i) the right to purchase shares of Common Stock during any Participation Period shall expire on the earlier of: (A) the completion of the purchase of shares on the Exercise Date or (B) the date on which the Participant terminates employment;

     ii) in no event shall the right to purchase shares of Common Stock during any Participation Period extend beyond twenty-seven (27) months from the Grant Date;

    iii) payment for shares purchased shall be made only with amounts contributed through payroll deductions;

    iv) purchase of shares shall be accomplished only in accordance with
        Section 9 hereof;

     v) the Purchase Price shall be determined as provided in Section 9 hereof; and

    vi) the right to purchase shares of Common Stock shall in all respects be subject to the terms and conditions of the Plan, as interpreted by the Committee from time to time.

8.  METHOD OF PAYMENT

    Payment for shares of Common Stock shall be made as of the applicable Exercise Date with amounts contributed through payroll deductions collected over the Plan's designated Participation Period, with the first such deduction commencing with the payroll period ending after the Grant Date, or, with respect to the first Participation Period under the Plan, such other payroll period as the Committee shall determine in its sole discretion. Each Participant will authorize such payroll deductions from his or her pay for each pay period during the Participation Period. A Participant may discontinue his or her participation in the Plan in accordance with Section 6 hereof during the Participation Period by completing, signing and filing with the Stock Plan Administrator a new enrollment form (or telephonic or electronic indication) authorizing such termination. A termination shall be effective during the subsequent payroll period following ten (10) business days after the Company's receipt of the new enrollment form unless the Company elects, in its sole discretion, to process a given change in participation more quickly Employees may select any Employee Contribution Amount, which shall not be less than one percent (1%) nor more than twenty percent (20%) of Base Salary. The percentage must be a whole number (such as 5%) and not a fractional amount (such as 5.5%). Employees may not make any additional payments into such Participant's account under the Plan.

9.  PURCHASE OF SHARES

    The right to purchase shares of Common Stock granted by the Company under the Plan is for the term of a Participation Period. The number of shares of Common Stock purchased on behalf of a Participant shall be recorded in the Plan Administrator stock trading account established for each Participant as soon as administratively feasible, but no later than seven (7) business days following the last business day of the preceding Participation Period. The aggregate number of shares purchased shall be computed by dividing the aggregate Employee Contribution Amount accumulated as of the Exercise Date and retained in the Participants' accounts on such date by the applicable Purchase Price for the Common Stock. Participants shall then be allocated shares based on their individual Contribution Amounts. Participants shall be treated as the record owners of the shares, with all rights of a stockholder, effective as of the date the shares are posted to the Participant's stock trading account. Any fees associated with maintaining these stock trading accounts shall be the obligation of the Company.

    No fractional shares shall be purchased and any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Participation Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies remaining in a Participant's account after the Exercise Date shall be returned to the Participant.

10. WITHDRAWAL FROM PLAN; WITHDRAWAL OF SHARES

    A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to purchase shares in accordance with the terms hereof at any time by giving written notice to the Stock Plan Administrator in the form designated by the Company in its discretion, including a telephonic or electronic withdrawal mechanism. All of the Participant's payroll deductions credited to his or her account shall be paid to such Participant as soon as administratively feasible after receipt of notice of the withdrawal and such Participant's rights to purchase shares during the applicable Participation Period shall be automatically terminated and no further payroll deduction for the purchase of shares shall be made for such Participation Period. If a Participant withdraws from a Participation Period, payroll deductions shall not resume at the beginning of the succeeding Participation Period unless the Participant re-enrolls pursuant to Section 6 hereof.

    The record of shares of Common Stock purchased under the Plan shall be maintained by the Plan Administrator and such shares shall remain in an individual stock trading account maintained by one or more brokerage firms selected by the Plan Administrator until the shares are either withdrawn or sold. A Participant may elect to withdraw all shares held in his or her account at any time (without withdrawing from the Plan) by giving notice to the Stock Plan Administrator. Upon receipt of such notice, the Plan Administrator will arrange for either (a) the issuance and delivery of all shares held in the Participant's account as soon as administratively feasible or (b) sale of the shares, as directed by the Participant.

    Certificates shall be issued only in the following situations:

     i) if the Participant requests a certificate; or

     ii) if the Participant terminates employment with the Company and requests a certificate.

    In both of these cases, the Participant will be required to notify the Plan Administrator and pay an issuance fee. The share certificate will be issued to the Participant as soon as administratively feasible after the receipt by the Plan Administrator of the required form and payment of the issuance fee.

11. INCOME TAX OBLIGATIONS

    Participants shall be responsible for all personal income tax obligations associated with selling shares of Common Stock purchased through the Plan.

12. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

    By electing to participate in the Plan, EACH PARTICIPANT WHO IS A TAX RESIDENT IN THE UNITED STATES AT THE END OF THE PARTICIPATION PERIOD AGREES TO NOTIFY THE COMPANY IN WRITING IMMEDIATELY AFTER THE PARTICIPANT SELLS OR OTHERWISE TRANSFERS COMMON STOCK ACQUIRED UNDER THE PLAN, IF SUCH SALE OR OTHER TRANSFER OCCURS WITHIN TWO YEARS AFTER THE FIRST BUSINESS DAY OF THE PARTICIPATION PERIOD IN WHICH SUCH COMMON STOCK WAS ACQUIRED. Each Participant further agrees to provide any information about such a sale or other transfer as may be requested by the Company in order to assist it in complying with the tax laws and minimizing the Company's obligations thereunder.

13. WITHHOLDING OF ADDITIONAL INCOME TAXES

    By electing to participate in the Plan, each Participant acknowledges that the Company is required to withhold taxes with respect to the amounts deducted from the Participant's compensation and accumulated for the benefit of the Participant under the Plan, and each Participant agrees that the Company may deduct additional amounts from the Participant's compensation, when amounts are added to the Participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations.

    It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the Participant under
Article 8 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any Participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the Participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the Participant pays the Company, prior to the Exercise Date, an amount sufficient to satisfy such withholding obligations. Each Participant further acknowledges that the Company may be required to withhold taxes in connection with the disposition of Common Stock acquired under the Plan and agrees that the Company may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such Participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the Participant upon the payment to the Company of an amount sufficient to satisfy such withholding requirements.

14. DIVIDENDS

    Cash dividends, if any, for shares of Common Stock in Participants' accounts under the Plan shall not be distributed to Participants directly, but shall be automatically invested in shares of Common Stock at the full Fair Market Value on the date of such investment as soon as administratively possible after such dividends are paid by the Company. Such shares of Common Stock will be held in accounts under the Plan.

15. TERMINATION OF PARTICIPATION

    The right to participate in the Plan terminates automatically when a Participant ceases to be employed by the Company. Employee Contribution Amounts collected prior to the date of termination of employment and not theretofore used for the purchase of Common Stock in accordance with the Plan shall be returned to the Participant (or in the case of his or her death, to the person or persons entitled thereto under Section 16 hereof). Such amounts shall be delivered as soon as administratively feasible following the end of the Participation Period in which the Participant's employment terminates.

    With regard to any shares of Common Stock acquired prior to the date of termination of employment, such shares may be sold or withdrawn as provided in
Section 10 hereof or may be maintained in the Participant's stock trading account.

16. DEATH OF A PARTICIPANT

    As soon as administratively feasible after receiving notification of the death of a Participant, Employee Contribution Amounts collected, and shares purchased under the Plan but not delivered, prior to the date of termination of employment shall be distributed in accordance with this Section 16. No additional shares of Common Stock may be purchased on behalf of a Participant after notification of death is received.

    Unless prohibited by local law, a Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the right to purchase shares is automatically exercised pursuant to the terms hereof but prior to the delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to the exercise of the right to purchase shares hereunder. In the absence of such a designation, the surviving spouse of a married Participant shall be deemed to be such Participant's beneficiary and, in the case of an unmarried Participant, the Participant's estate shall be deemed to be such Participant's beneficiary. Such designation of beneficiary may be changed by the Participant at any time by written notice.

17. ASSIGNMENT

    Neither payroll deductions credited to a Participant's account nor any rights of a Participant under the Plan shall be assignable or otherwise transferable by the Participant except by will or the laws of descent and distribution in accordance with Section 16 hereof. No purported assignment or transfer of any rights of a Participant under the Plan, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever, but immediately upon such assignment or transfer, or any attempt to make the same, such rights shall terminate and become of no further effect. If the foregoing provisions of this Section 17 are violated, the Participant's election to purchase Common Stock shall terminate and the only obligation of the Company remaining under the Plan shall be to pay to the person entitled thereto the payroll deductions then credited to the Participant's account. No Participant may create a lien on any funds, securities, rights or other property held for the account of the Participant under the Plan, except to the extent permitted by will or the laws of descent and distribution if beneficiaries have not been designated. A Participant's right to purchase shares of Common Stock under the Plan shall be exercisable only during the Participant's lifetime and only by him or her.

18. COSTS

    The Company will pay all expenses incident to establishing and administering the Plan. Expenses to be incurred by Participants shall be limited to brokerage fees relating to sales of stock from the Participant's account (as described herein), issuance or transfer fees (as described in Section 10 hereof), cash distribution fees and any personal income tax obligations.

19. REPORTS

    At least annually, the Company shall provide or cause to be provided to each Participant a report of their Employee Contribution Amounts and the shares of Common Stock purchased with such Employee Contribution Amounts by that Participant on each Exercise Date.

20. EQUAL RIGHTS AND PRIVILEGES

    All eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and related regulations. Any provision of the Plan that is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company be reformed to comply with the requirements of
Section 423 of the Code. This Section 20 shall take precedence over all other provisions in the Plan.

21. RIGHTS AS STOCKHOLDER

    A Participant shall have no rights as a stockholder under his or her rights to purchase Common Stock until he or she becomes a stockholder as herein provided. A Participant will become a stockholder with respect to shares for which payment has been completed as provided in Section 8 hereof effective as of the date such shares are purchased for the Participant's stock trading account in accordance with the provisions of the Plan. Shares purchased by a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse.

22. MODIFICATION AND TERMINATION

    The Board or Committee may amend or terminate the Plan at any time insofar as permitted by law. No amendment shall be effective unless within one (1) year after the change is adopted by the Board it is approved by the holders of a majority of the voting power of Viatel's outstanding shares if:

     i) such amendment is required to be approved by stockholders to continue the exemption provided for in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act") (or any successor provision); or

     ii) such amendment would cause the rights granted under the Plan to purchase shares of Common Stock to fail to meet the requirements of
         Section 423 of the Code (or any successor provision).

    With respect to any Company which employs Participants who reside outside of the United States, and notwithstanding anything herein to the contrary, the Board may in its sole discretion amend or vary the terms of the Plan in order to conform such terms with the requirements of local law to meet the objectives and purpose of the Plan, and the Board may, where appropriate, establish one or more sub-plans to reflect such amended or varied provisions.

23. BOARD AND STOCKHOLDER APPROVAL; EFFECTIVE DATE; TERM

    The Plan was approved by the Board on December 17, 1999, whereupon the Plan became effective subject to approval of Viatel stock holders on or before December 17, 2000. The Plan shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 22 hereof.

24. CONDITIONS UPON ISSUANCE OF SHARES; GOVERNMENTAL APPROVALS OR CONSENTS

    Shares shall not be issued with respect to any Participant's right to purchase shares pursuant to the Plan unless the exercise of such right and the issuance and delivery of shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the 1934 Act, any applicable foreign securities laws, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed or quoted. The issuance of any shares pursuant to the Plan shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the purchase of any shares pursuant hereto, the Company may require the Participant to represent and warrant that the shares are being acquired only for investment and without any present intention to sell or distribute such shares.

    Without limiting the foregoing, the Plan and any offering or sale made to Employees under the Plan are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Subject to the provisions of Section 22 hereof, the Board may make such changes in the Plan and include such terms in any offering under the Plan as may be desirable to comply with the rules or regulations of any governmental authority.

25. USE OF FUNDS

    Unless otherwise prohibited by local law, all Employee Contribution Amounts received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such amounts.

26. NO ADDITIONAL PURCHASE RIGHTS OR EMPLOYMENT RIGHTS

    Other than for rights to purchase Common Stock under the Plan, the Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employee to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment with the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, any Employee's employment at any time.

27. EFFECT OF PLAN

    The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

28. GOVERNING LAW

    The laws of the State of New York shall govern all matters relating to the Plan except to the extent superseded by the laws of the United States or the property laws of any particular state.

29. NO PAYMENT OF INTEREST

    Unless otherwise required by local law, no interest will be paid or allowed on any Employee Contribution Amounts or amounts credited to the account of any Participant.

30. OTHER PROVISIONS

    Any agreement to purchase shares of Common Stock under the Plan may contain such other provisions as the Committee and the Board shall deem advisable, provided that no such provision shall in any way conflict with the terms of the Plan.

===============================================================================
                      [Form of Proxy Card for Common Stock]

                                   VIATEL, INC.

                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 13, 2000

                   SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes Michael J. Mahoney and James P. Pranetta, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of common stock of Viatel, Inc. (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held in the Whitney Room at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, on Wednesday, September 13, 2000 at 10:00 a.m., local time, and at any adjournments or postponements thereof, as indicated on the reverse side thereof.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, July 31, 2000. All other proxies, heretofore given by the undersigned to vote shares of the Company's common stock are expressly revoked.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE COMPANY ALL NOMINEES IN ITEM 1 AND "FOR" THE PROPOSALS REFERRED TO IN ITEMS 2, 3, 4, 5 AND 6.

(Continued and to be signed and dated on the reverse side.)

                                       VIATEL, INC.
                                       P.O. BOX 11288
                                       NEW YORK, N.Y. 10208-0288

===============================================================================

===================================================================================================================================
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR")

1. To elect three (3) Class A directors to the Board    FOR all nominees  / /    WITHHOLD AUTHORITY to vote   / /  *EXCEPTIONS  / /
   of Directors of the Company to hold office until     listed below             for all nominees listed
   the 2003 Annual Meeting of Stockholders.                                      below

Nominees: Sheldon M. Goldrish, William C. Murphy and Allan L. Shaw
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions _______________________________________________________________________________________________

2. To approve the Company's 2000 Stock Incentive Plan                           5. To approve the Company's Employee Stock
                                                                                   Purchase Plan

   FOR   / /         AGAINST  / /    ABSTAIN  / /                                  FOR   / /         AGAINST  / /    ABSTAIN  / /

3. To approve an amendment to the Company's Amended and Restated                6. To ratify the appointment of KPMG LLP, New York,
   Certificate of Incorporation, as amended, to increase the                       as independent auditors for the Company for
   number of authorized shares of common stock available for                       fiscal year 2000.
   future issuance by the Company.

   FOR   / /         AGAINST  / /    ABSTAIN  / /                                  FOR   / /         AGAINST  / /    ABSTAIN  / /

4. To approve an amendment to the Company's Amended and Restated
   Certificate of Incorporation, as amended, to increase the                        CHANGE OF ADDRESS AND
   number of authorized shares of preferred stock available for                     OR COMMENTS MARK HERE   / /
   future issuance by the Company.

   FOR   / /         AGAINST  / /    ABSTAIN  / /

                                                                                Please sign exactly as name or names appear(s)
                                                                                herein. When signing in a discretionary capacity,
                                                                                print your full title.

                                                                                Dated: ___________________________________, 2000

                                                                                ________________________________________________
                                                                                Signature

                                                                                ________________________________________________
                                                                                illegible

                                                                                VOTES MUST BE INDICATED
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.      (X) IN BLACK OR BLUE INK.    / /

===================================================================================================================================

===============================================================================
                 [Form of Proxy Card for Series B-1 Preferred Stock]

                                   VIATEL, INC.

                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 13, 2000

                   SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes Michael J. Mahoney and James P. Pranetta, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of 7.50% Series B-1 Cumulative Convertible Preferred Stock due 2015 of Viatel, Inc. (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held in the Whitney Room at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, on Wednesday, September 13, 2000 at 10:00 a.m., local time, and at any adjournments or postponements thereof, as indicated on the reverse side thereof.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, July 31, 2000. All other proxies, heretofore given by the undersigned to vote shares of the Company's Series B-1 Cumulative Convertible Preferred Stock due 2015 are expressly revoked.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE COMPANY ALL NOMINEES IN ITEM 1 AND "FOR" THE PROPOSALS REFERRED TO IN ITEMS 2, 3, 4, 5 AND 6.

(Continued and to be signed and dated on the reverse side.)

                                       VIATEL, INC.
                                       P.O. BOX 11288
                                       NEW YORK, N.Y. 10208-0288

===============================================================================

===================================================================================================================================
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR")

1. To elect three (3) Class A directors to the Board    FOR all nominees  / /    WITHHOLD AUTHORITY to vote   / /  *EXCEPTIONS  / /
   of Directors of the Company to hold office until     listed below             for all nominees listed
   the 2003 Annual Meeting of Stockholders.                                      below

Nominees: Sheldon M. Goldrish, William C. Murphy and Allan L. Shaw
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions _______________________________________________________________________________________________

2. To approve the Company's 2000 Stock Incentive Plan                           5. To approve the Company's Employee Stock
                                                                                   Purchase Plan

   FOR   / /         AGAINST  / /    ABSTAIN  / /                                  FOR   / /         AGAINST  / /    ABSTAIN  / /

3. To approve an amendment to the Company's Amended and Restated                6. To ratify the appointment of KPMG LLP, New York,
   Certificate of Incorporation, as amended, to increase the                       as independent auditors for the Company for
   number of authorized shares of common stock available for                       fiscal year 2000.
   future issuance by the Company.

   FOR   / /         AGAINST  / /    ABSTAIN  / /                                  FOR   / /         AGAINST  / /    ABSTAIN  / /

4. To approve an amendment to the Company's Amended and Restated
   Certificate of Incorporation, as amended, to increase the                        CHANGE OF ADDRESS AND
   number of authorized shares of preferred stock available for                     OR COMMENTS MARK HERE   / /
   future issuance by the Company.

   FOR   / /         AGAINST  / /    ABSTAIN  / /

                                                                                Please sign exactly as name or names appear(s)
                                                                                herein. When signing in a discretionary capacity,
                                                                                print your full title.

                                                                                Dated: ___________________________________, 2000

                                                                                ________________________________________________
                                                                                Signature

                                                                                ________________________________________________
                                                                                illegible

                                                                                VOTES MUST BE INDICATED
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.      (X) IN BLACK OR BLUE INK.    / /

===================================================================================================================================